AMENDED AND RESTATED

                                 LOAN AGREEMENT

                                 BY AND BETWEEN

                         U.S. BANK NATIONAL ASSOCIATION

                                       AND

                                FEATHERLITE, INC.







                                  July 31, 2002

                                TABLE OF CONTENTS



SECTION 1.  DEFINITIONS...........................................................................................1
         1.01     Definitions.....................................................................................1
         1.02     Continuance of an Event of Default..............................................................1
         1.03     Accounting Terms and Determinations.............................................................1


SECTION 2.  LOANS AND LETTERS OF CREDIT...........................................................................2
         2.01     Revolving Credit Commitment.....................................................................2
         2.02     Term Loan Commitments...........................................................................3
         2.03     Intentionally Blank.............................................................................4
         2.04     Method of Borrowing Revolving Credit Loans......................................................4
         2.05     Notes...........................................................................................4
         2.06     Intentionally Blank.............................................................................5
         2.07     Interest Rates..................................................................................5
         2.08     Computation of Interest.........................................................................5
         2.09     Fees............................................................................................6
         2.10     Method of Making Interest and Other Payments; Application of Payments...........................6
         2.11     Prepayments.....................................................................................6
         2.12     General Provisions as to Payments...............................................................7
         2.13     Intentionally Blank.............................................................................7
         2.14     Intentionally Blank.............................................................................7
         2.15     Intentionally Blank.............................................................................7
         2.16     Intentionally Blank.............................................................................7
         2.17     Intentionally Blank.............................................................................7
         2.18     Capital Adequacy................................................................................7
         2.19     Survival of Indemnities.........................................................................7
         2.20     Intentionally Blank.............................................................................8
         2.21     Taxes...........................................................................................8


SECTION 3.  PRECONDITIONS TO LOANS................................................................................8
         3.01     Initial Loan....................................................................................8
         3.02     All Loans.......................................................................................9


SECTION 4.  REPRESENTATIONS AND WARRANTIES.......................................................................10
         4.01     Existence and Power............................................................................10
         4.02     Authorization..................................................................................10
         4.03     Binding Effect.................................................................................10
         4.04     Financial Statements...........................................................................11
         4.05     Litigation.....................................................................................11
         4.06     Pension and Welfare Plans......................................................................11
         4.07     Tax Returns and Payment........................................................................12
         4.08     Subsidiaries...................................................................................12
         4.09     Compliance With Other Instruments; None Burdensome.............................................12
         4.10     Other Debt, Guarantees and Capitalized Leases..................................................13
         4.11     Labor Matters..................................................................................13
         4.12     Title to Property..............................................................................13
         4.13     Regulation U...................................................................................13


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

         4.14     Multi-Employer Pension Plan Amendments Act of 1980.............................................13
         4.15     Investment Company Act of 1940; Public Utility Holding Company Act of 1935.....................13
         4.16     Patents, Trademarks, Copyrights, Licenses, Etc.................................................13
         4.17     Environmental and Safety and Health Matters....................................................14
         4.18     Investments....................................................................................14
         4.19     No Default.....................................................................................14
         4.20     Government Contracts...........................................................................15
         4.21     Purchase and Other Commitments and Outstanding Bids............................................15
         4.22     Disclosure.....................................................................................15


SECTION 5.  COVENANTS............................................................................................15
         5.01     Affirmative Covenants of Borrower..............................................................15
                  (a)      Information...........................................................................15
                  (b)      Payment of Indebtedness...............................................................17
                  (c)      Books and Records, Consultations and Inspections......................................17
                  (d)      Payment of Taxes......................................................................17
                  (e)      Payment of Claims.....................................................................18
                  (f)      Existence.............................................................................18
                  (g)      Maintenance of Property...............................................................18
                  (h)      Compliance with Laws, Regulations, Etc................................................18
                  (i)      Environmental Matters.................................................................18
                  (j)      ERISA Compliance......................................................................19
                  (k)      Notices...............................................................................19
                  (l)      Insurance.............................................................................20
                  (m)      Further Assurances....................................................................21
                  (n)      Accountant............................................................................21
                  (o)      Financial Covenants...................................................................21
                  (p)      Subsidiaries..........................................................................22
         5.02     Negative Covenants of Borrower.................................................................22
                  (a)      Limitation on Indebtedness............................................................22
                  (b)      Limitation on Liens...................................................................23
                  (c)      Consolidation, Merger, Sale of Property, Etc..........................................23
                  (d)      Sale and Leaseback Transactions.......................................................24
                  (e)      Sale or Discount of Accounts..........................................................24
                  (f)      Transactions with Affiliates..........................................................24
                  (g)      Changes in Nature of Business.........................................................24
                  (h)      Fiscal Year...........................................................................24
                  (i)      Stock Redemptions and Distributions...................................................24
                  (j)      Pension Plans.........................................................................24
                  (k)      Subordinated Indebtedness.............................................................25
                  (l)      Restricted Investments, Acquisitions..................................................25
                  (m)      Subsidiaries..........................................................................25
                  (n)      Limitations on Restrictive Agreements.................................................25
         5.03     Use of Proceeds................................................................................25


SECTION 6.  EVENTS OF DEFAULT....................................................................................25


SECTION 7.  GENERAL..............................................................................................28
         7.01     No Waiver......................................................................................28
         7.02     Right of Set-Off...............................................................................28

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

         7.03     Cost and Expenses..............................................................................28
         7.04     Environmental Indemnity........................................................................28
         7.05     General Indemnity..............................................................................29
         7.06     Authority to Act...............................................................................29
         7.07     Notices........................................................................................29
         7.08     Consent to Jurisdiction; Waiver of Jury Trial..................................................30
         7.09     Governing Law..................................................................................30
         7.10     Amendments and Waivers.........................................................................30
         7.11     References; Headings for Convenience...........................................................30
         7.12     Successors and Assigns.........................................................................30
         7.13     NO ORAL AGREEMENTS; ENTIRE AGREEMENT...........................................................30
         7.14     Severability...................................................................................31
         7.15     Counterparts...................................................................................31
         7.16     Resurrection of the Borrower's Obligations.....................................................31
         7.17     Independence of Covenants......................................................................31
         7.18     Subsidiary Reference...........................................................................31
         7.19     Compliance with Usury Laws.....................................................................31



                              AMENDED AND RESTATED
                                 LOAN AGREEMENT


     THIS AMENDED AND RESTATED LOAN AGREEMENT (this "Agreement") is made and entered into as of the 31st day of July, 2002, by and between FEATHERLITE, INC., a Minnesota corporation ("Borrower"), and U.S. BANK NATIONAL ASSOCIATION ("Lender").

                                   WITNESSETH:

         WHEREAS, Borrower and Lender have heretofore entered into that certain Revolving Loan and Security Agreement dated as of September 24, 1998, as amended by that certain letter agreement dated February 8, 1999, that certain letter agreement dated January 5, 2000, that certain Third Amendment to Revolving Loan and Security Agreement dated as of March 31, 2001, that certain Fourth Amendment to Revolving Loan and Security Agreement dated as of May 31, 2001, that certain letter of default dated as of September 20, 2001, that certain Standstill Agreement dated as of January 31, 2002 and that certain First Amendment to Standstill Agreement dated as of April 30, 2002 (as so amended, the "Loan Agreement"), pursuant to which Lender has provided to Borrower a revolving line of credit up to a current maximum amount of $17,000,000.00 and term loans in the original principal amounts of $5,000,000.00, $3,000,000.00, $2,000,000.00 and
$1,000,000.00; and

         WHEREAS, Borrower and Lender desire to amend the Loan Agreement to extend the maturity of the revolving line of credit, to consolidate the existing term loans into two term loans of $2,500,000.00, $5,200,000.00, to provide for an additional new term loan in the principal amount of up to $2,000,000.00, to amend certain other provisions of the Loan Agreement as herein provided and to restate the Loan Agreement in its entirety as so amended;

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender hereby mutually covenant and agree as follows:

SECTION 1.  DEFINITIONS.

         1.01.....Definitions. In addition to the terms defined elsewhere in this Agreement or in any Exhibit or Schedule hereto, all capitalized words defined in Exhibit A attached hereto and incorporated herein by reference shall have such defined meanings wherever used in this Agreement.

         1.02.....Continuance of an Event of Default. For purposes of this
Agreement and the other Transaction Documents, an Event of Default shall deemed to be continuing until it is waived in writing by Lender as required by Section
7.10 of this Agreement.

         1.03.....Accounting Terms and Determinations. Except as otherwise specified in this Agreement, all accounting terms used in this Agreement shall be interpreted, all accounting determinations under this Agreement shall be made and all financial statements required to be delivered under this Agreement shall be prepared in accordance with GAAP as in effect from time to time, applied on a basis consistent (except for changes approved by Borrower's independent certified public accountants and by Lender) with the most recent audited financial statements of Borrower delivered to Lender.

SECTION 2.  LOANS AND LETTERS OF CREDIT.
---------------------------------------

         2.01.....Revolving Credit Commitment.
                  ---------------------------

         (a)......Subject to the terms and conditions set forth in this
Agreement and so long as no Default or Event of Default has occurred and is continuing, during the Revolving Credit Period, Lender agrees to make such loans to Borrower (individually, a "Revolving Credit Loan" and collectively, the "Revolving Credit Loans") as Borrower may from time to time request pursuant to
Section 2.04. The aggregate principal amount of Revolving Credit Loans which Lender shall be required to have outstanding under this Agreement as of any date shall not exceed the sum of (i) the lesser of (A) the amount of Lender's Revolving Credit Commitment as of such date or (B) the Borrowing Base as of such date. Within the foregoing limits, Borrower may borrow under this Section 2.01(a), prepay under Section 2.11 and reborrow at any time during the Revolving Credit Period under this Section 2.01(a). All Revolving Credit Loans not paid prior to the last day of the Revolving Credit Period, together with all accrued and unpaid interest thereon and all fees and other amounts owing by Borrower to Lender with respect thereto, shall be due and payable on the last day of the Revolving Credit Period.

         (b)......Borrower shall deliver to Lender on at least one (1) Business
Day during each week (or at such other intervals as Lender shall require from time to time), a borrowing base certificate in the form of Exhibit B attached hereto and incorporated herein by reference (or in such other form as Lender shall require from time to time) (each, a "Borrowing Base Certificate") (together with such supporting information as Lender may reasonably request in connection therewith) setting forth:

                  (i) the Borrowing Base and its components, in the case of Eligible Accounts, as of the end of the immediately preceding Business Day and, in the case of Eligible Inventory, as of the end of the immediately preceding month;

                 (ii) the aggregate principal amount of all Revolving Credit Loans outstanding as of the end of the immediately preceding Business Day; and

                  (iii) the difference, if any, between the Borrowing Base and the aggregate outstanding Revolving Credit Loans as of the end of the immediately preceding Business Day.

The Borrowing Base shown in such Borrowing Base Certificate (subject to adjustment for collections of Accounts received by Lender since the date of such Borrowing Base Certificate) shall be and remain the Borrowing Base hereunder until the next Borrowing Base Certificate is delivered to Lender, at which time the Borrowing Base shall be the amount shown in such subsequent Borrowing Base Certificate. Each Borrowing Base Certificate shall be certified as to truth and accuracy by the President or the chief financial officer of Borrower.

         (c)......If the aggregate outstanding Revolving Credit Loans on any date are greater than the Borrowing Base on such date, Borrower shall be automatically required (without demand or notice of any kind by Lender, all of which are hereby expressly waived by Borrower) to immediately repay the Revolving Credit Loans in an amount sufficient to reduce the amount of the aggregate outstanding Revolving Credit Loans to an amount equal to or less than the amount of the Borrowing Base.

         (d)......If the amount of Lender's Revolving Credit Commitment on any date is less than the aggregate outstanding Revolving Credit Loans on such date, whether as a result of Borrower's election to decrease the amount of Lender's Revolving Credit Commitment pursuant to Section 2.01(e) or otherwise, Borrower shall be automatically required (without demand or notice of any kind by Lender, all of which are hereby expressly waived by Borrower) to immediately repay the Revolving Credit Loans in an amount sufficient to reduce the amount of the aggregate outstanding Revolving Credit Loans to an amount equal to or less than the amount of Lender's Revolving Credit Commitment.

         (e)......Borrower may, upon five (5) Business Days' prior written notice to Lender, terminate entirely at any time, or reduce from time to time by an aggregate amount of $1,000,000.00 or any larger multiple of $1,000,000.00 the unused portions of Lender's Revolving Credit Commitment; provided, however, that
(i) at no time shall the amount of Lender's Revolving Credit Commitment be reduced to a figure less than the aggregate outstanding Revolving Credit Loans and (ii) any such termination or reduction shall be permanent and Borrower shall have no right to thereafter reinstate or increase, as the case may be, Lender's Revolving Credit Commitment.

         2.02.....Term Loan Commitments. Subject to the terms and conditions set forth in this Agreement and so long as no Default or Event of Default has occurred and is continuing, Lender agrees, on the terms and conditions set forth in this Agreement, to make the following term loans to Borrower (collectively, the "Term Loans"):

         (a)......A term loan in the principal amount of $2,000,000.00 (the
"Equipment Term Loan"). The Equipment Term Loan shall mature on June 30, 2005 (on which date all unpaid principal and all accrued and unpaid interest shall become due and payable). Principal on the Equipment Term Loan shall be due and payable in thirty-four (34) consecutive monthly installments as follows: thirty-three (33) equal consecutive monthly installments in the amount of $33,333.33 each, due and payable on the first (1st) day of each month commencing September 1, 2002, with the thirty-fourth (34th) and final installment in the amount of the then outstanding and unpaid principal balance of the Equipment Term Loan due and payable on June 30, 2005. The Equipment Term Loan will constitute, in part, a refinancing of the principal balance outstanding under
(i) that certain Installment Note dated as of September 24, 1998 in the original principal amount of $3,000,000.00 and (ii) that certain Installment Note (Future Equipment Acquisitions) dated as of September 24, 1998 in the original principal amount of $2,000,000.00.

         (b)......A term loan in the principal amount of $5,200,000.00 (the
"Real Estate Term Loan"). The Real Estate Term Loan shall mature on June 30, 2005 (on which date all unpaid principal and all accrued and unpaid interest shall become due and payable). Principal on the Real Estate Term Loan shall be due and payable in thirty-four (34) consecutive monthly installments as follows: thirty-three (33) equal consecutive monthly installments in the amount of $86,666.67 each, due and payable on the first (1st) day of each month commencing September 1, 2002, with the thirty-fourth (34th) and final installment in the amount of the then outstanding and unpaid principal balance of the Real Estate Term Loan due and payable on June 30, 2005. The Real Estate Term Loan will constitute, in part, a refinancing of the principal balance outstanding under
(i) that certain Installment Note dated as of September 24, 1998 in the original principal amount of $5,000,000.00, and (ii) that certain Installment Note dated as of April 13, 1999 in the original principal amount of $1,000,000.00.

         (c)......A term loan in the principal amount of up to $2,000,000.00
(the "Capex Term Loan"). The Capex Term Loan shall mature on June 30, 2005 (on which date all unpaid principal and all accrued and unpaid interest shall become due and payable). So long as no Default or Event of Default has occurred and is continuing, at any time prior to the maturity date of the Capex Term Loan, Lender, in its sole discretion but subject to the next sentence, may make advances of the Capex Term Loan in minimum amounts of $500,000.00 to finance up to 75% of the hard costs of capital assets purchased by Borrower from time to time. In advance of any such proposed purchase, Borrower may request Lender's commitment to make an individual advance of the Capex Term Loan which, if given by Lender, will obligate it to make such advance upon Borrower's satisfaction of the applicable preconditions set forth in Section 3 of this Agreement. The aggregate principal amount of such advances shall not exceed $2,000,000.00. Principal of each advance of the Capex Term Loan shall be payable in consecutive monthly installments in an amount sufficient to fully repay such advance over sixty (60) months, each such installment being due and payable on the first
(1st) day of each month commencing with the first month following the date of such advance, with a final installment in the amount of the then outstanding and unpaid principal balance of the Capex Term Loan due and payable on June 30, 2005.

         2.03.....Intentionally Blank.
                  -------------------


         2.04.....Method of Borrowing Revolving Credit Loans.
                  ------------------------------------------

         (a)......Borrower shall give Lender oral or written notice (a "Notice of Borrowing") by 10:00 a.m. (St. Louis time) on the Business Day of each Revolving Credit Loan to be made to Borrower, specifying:

                  (i) the date of such Revolving Credit Loan, which shall be a Business Day during the Revolving Credit Period, and

                  (ii) the aggregate principal amount of such Revolving Credit Loan.

         (b)......A Notice of Borrowing shall not be revocable by Borrower.

         (c)......Subject to the terms and conditions of this Agreement, provided that Lender has received the Notice of Borrowing, Lender shall (unless Lender determines that any applicable condition specified in Section 3 has not been satisfied) make the applicable Revolving Credit Loan to Borrower by crediting the amount of such Revolving Credit Loan to a demand deposit account of Borrower at Lender specified by Borrower (or such other account mutually agreed upon in writing between Lender and Borrower) not later than 2:30 p.m. (St. Louis time) on the Business Day specified in said Notice of Borrowing.

         (d)......If Lender makes a new Revolving Credit Loan under this
Agreement on a day on which Borrower is required to or has elected to repay all or any part of an outstanding Revolving Credit Loan, Lender shall apply the proceeds of its new Revolving Credit Loan to make such repayment and only an amount equal to the difference (if any) between the amount being borrowed and the amount being repaid shall be made available by Lender to Borrower as provided in Section 2.04(c), or remitted by Borrower to Lender as provided in
Section 2.12, as the case may be.

         (e)......Borrower hereby irrevocably authorizes Lender to rely on telephonic, telegraphic, telecopy, telex or written instructions of any individual identifying himself or herself as one of the individuals from time to time authorized to act on behalf of Borrower pursuant to a resolution adopted by the Board of Directors of Borrower and certified by the Secretary of Borrower and delivered to Lender with respect to any request to make a Revolving Credit Loan or a repayment under this Agreement, and on any signature which Lender believes to be genuine, and Borrower shall be bound thereby in the same manner as if such individual were actually authorized or such signature were genuine. Borrower also hereby agrees to defend and indemnify Lender and hold Lender harmless from and against any and all claims, demands, damages, liabilities, losses and reasonable costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) relating to or arising out of or in connection with the acceptance of instructions for making Revolving Credit Loans or repayments under this Agreement.

         2.05.....Notes.
                  -----

         (a)......The Revolving Credit Loans of Lender to Borrower shall be evidenced by a Revolving Credit Note of Borrower payable to the order of Lender in a principal amount equal to the maximum amount of Lender's Revolving Credit Commitment, which Revolving Credit Note shall be in substantially the form of Exhibit C attached hereto and incorporated herein by reference (with appropriate insertions) (as the same may from time to time be amended, modified, extended, renewed or restated, the "Revolving Credit Note").

         (b)......The Term Loans of Lender to Borrower shall be evidenced by
Term Loan Promissory Notes of Borrower payable to the order of Lender in the original principal amounts of $2,000,000.00, $5,200,000.00 and $2,000,000.00, respectively, which Term Loan Promissory Notes shall be in substantially the form of Exhibits D-1, D-2 and D-3 attached hereto and incorporated herein by reference (with appropriate insertions) (as the same may from time to time be amended, modified, extended, renewed or restated, the "Term Loan Notes").

         (c)......Lender shall record in its books and records the date, amount and type of each Loan made by it to Borrower and the date and amount of each payment of principal and/or interest made by Borrower with respect thereto; provided, however, that the obligation of Borrower to repay each Loan made by Lender to Borrower under this Agreement shall be absolute and unconditional, notwithstanding any failure of Lender to make any such recordation or any mistake by Lender in connection with any such recordation. The books and records of Lender showing the account between Lender and Borrower shall be admissible in evidence in any action or proceeding and shall constitute prima facie proof of the items therein set forth.

         2.06.....Intentionally Blank.
                  -------------------

         2.07.....Interest Rates.
                  --------------

         (a)......So long as no Event of Default has occurred and is continuing, each Revolving Credit Loan shall bear interest on the outstanding principal amount thereof, for each day from the date such Revolving Credit Loan is made until it becomes due, at a rate per annum equal to the Adjusted Prime Rate. So long as any Event of Default has occurred and is continuing, each Revolving Credit Loan shall bear interest on the outstanding principal amount thereof at a rate per annum equal to Two Percent (2.0%) over and above the Adjusted Prime Rate. Such interest shall be payable monthly in arrears on the first (1st) day of each month commencing on the first such date after such Revolving Credit Loan is made, and at the maturity of the Revolving Credit Note (whether by reason of acceleration or otherwise). From and after the maturity of the Revolving Credit Note, whether by reason of acceleration or otherwise, each Revolving Credit Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to Two Percent (2.0%) over and above the Adjusted Prime Rate.

         (b)......So long as no Event of Default has occurred and is continuing, each Term Loan shall bear interest on the outstanding principal amount thereof for each day until paid at a rate per annum equal to the Adjusted Prime Rate. So long as any Event of Default has occurred and is continuing, each Term Prime Loan shall bear interest on the outstanding principal amount thereof for each day until paid at a rate per annum equal to Two Percent (2.0%) over and above the Adjusted Prime Rate. Such interest shall be payable monthly in arrears on the first (1st) day of each month commencing July 1, 2002, and at the maturity of the Term Loan Note (whether by reason of acceleration or otherwise). From and after the maturity of the Term Loan Note, whether by reason of acceleration or otherwise, each Term Prime Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to Two Percent (2.0%) over and above the Adjusted Prime Rate.

         (c)......Lender shall determine each interest rate applicable to the
Loans under this Agreement and its determination thereof shall be conclusive in the absence of manifest error.

         2.08.....Computation of Interest. Interest on Prime Loans hereunder shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed (including the first day but excluding the last day).

         2.09.....Fees.
                  ----

         (a)......Contemporaneously with the execution of this Agreement,
Borrower shall pay Lender a nonrefundable upfront fee in the amount of $118,750.00.

         (b)......From and including the date of this Agreement to but excluding the last day of the Revolving Credit Period, Borrower shall pay a nonrefundable commitment fee on the unused portion of Lender's Revolving Credit Commitment (determined by subtracting the Total Revolving Credit Outstandings from the amount of Lender's Revolving Credit Commitment) at the rate of 0.25% per annum. Said commitment fee shall be (i) calculated on a daily basis, (ii) payable monthly in arrears on the first (1st) day of each month during the Revolving Credit Period commencing July 1, 2002, and on the last day of the Revolving Credit Period and (iii) calculated on an actual day, 360-day year basis.

         (c)......Borrower hereby agrees to pay Lender on demand audit fees in connection with any audits or inspections conducted by Lender of any Collateral or the Borrower's operations or business at the rates established from time to time by the Lender as its audit fees (which fees are currently $850 per day per auditor), together with all actual out-of-pocket costs and expenses incurred in conducting any such audit or inspection.

         (d)......If Borrower fails to make any payment of any principal of or interest on any Loan within ten (10) days after the date the same shall become due and payable, whether by reason of maturity, acceleration or otherwise, in addition to all of the other rights and remedies of Lender under this Agreement and at law or in equity, Borrower shall pay Lender on demand with respect to each such late payment a late fee in an amount equal to the greater of $100.00 or Five Percent (5%) of the amount of each such late payment.

         (e)......If the Lender, pursuant to Section 6, or the Borrower, for any reason, terminates this Agreement prior to the expiration of the Revolving Credit Period, the Borrower shall pay the Lender a fee in an amount equal to three percent (3%) of the average outstanding balance of the Revolving Credit Loans (the "Average Balance") if such termination occurs prior to the first anniversary of the date of this Agreement, two percent (2%) of the Average Balance if such termination occurs prior to the second anniversary of the date of this Agreement, and one percent (1%) of the Average Balance if such termination occurs prior to the third anniversary of the date of this Agreement.

         2.10.....Method of Making Interest and Other Payments; Application of
Payments. Lender may, at its option, deem interest, fees and other amounts payable by Borrower under this Agreement (other than the principal balance of the Revolving Credit Loans) to be paid by causing a Revolving Credit Loan to be made to Borrower in such amount(s). Solely for the purpose of calculating interest earned by Lender, payment by or for the account of Borrower shall be applied by the Lender on account of the Borrower's Obligations on the second
(2nd) Business Day after a deposit of funds is made in the amount of that payment in Lender's operating account at U.S. Bank National Association or to such other operating account at such other financial institution as Lender shall designate. Deposits received after 12:00 noon. (St. Louis time) shall be deemed to have been received or deposited on the following Business Day.

         2.11.....Prepayments.
                  -----------

         (a)......Borrower may, upon notice to Lender specifying that it is paying the Revolving Credit Loans, pay without penalty or premium the Revolving Credit Loans in whole at any time or in part from time to time, by paying the principal amount to be paid.

         (b)......Borrower may, upon notice to Lender, prepay all at any time or any portion from time to time of the unpaid principal balance of the Term Loans prior to maturity provided that: (i) contemporaneously with each such prepayment Borrower shall pay all accrued and unpaid interest on the portion of the Term Loan being prepaid to and including the date of prepayment; (ii) partial prepayments shall be applied to the installments of principal of the Term Loans in the inverse order of their stated maturities; and (iii) partial prepayments shall be in an aggregate amount of at least $100,000.00 or any larger multiple of $100,000.00.

         2.12.....General Provisions as to Payments. Borrower shall make each payment of principal of, and interest on, the Loans and of fees and all other amounts payable by Borrower under this Agreement, not later than 12:00 noon (St. Louis time) on the date when due and payable, in Federal or other funds immediately available to Lender at its address referred to in Section 7.07. All payments received by Lender after 12:00 noon (St. Louis time) shall be deemed to have been received by Lender on the next succeeding Business Day. Whenever any payment of principal of, or interest on, the Loans or of fees shall be due on a day which is not a Business Day, the date for payment thereof shall be extended to the next succeeding Business Day. If the date for any payment of principal is extended by operation of law or otherwise, interest thereon, at the then applicable rate, shall be payable for such extended time.

         2.13.....Intentionally Blank.
                  --------------------

         2.14.....Intentionally Blank.
                  -------------------

         2.15.....Intentionally Blank.
                  -------------------

         2.16.....Intentionally Blank.
                  -------------------

         2.17.....Intentionally Blank.
                  -------------------

         2.18.....Capital Adequacy. If, after the date of this Agreement, Lender shall have determined in good faith that the adoption of any generally applicable law, rule, regulation or guideline regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any governmental or regulatory authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by Lender with any generally applicable request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or will have the effect of reducing the rate of return on Lender's capital in respect of its obligations under this Agreement to a level below that which Lender could have achieved but for such adoption, change or compliance (taking into consideration Lender's policies with respect to capital adequacy), then from time to time Borrower shall pay to Lender upon demand such additional amount or amounts as will compensate Lender for such reduction. All determinations made in good faith by Lender of the additional amount or amounts required to compensate Lender in respect of the foregoing shall be conclusive in the absence of manifest error. In determining such amount or amounts, Lender may use any reasonable averaging and attribution methods.

         2.19.....Survival of Indemnities. All indemnities and all provisions relating to reimbursement to Lender of amounts sufficient to protect the yield to Lender with respect to the Loans, including, without limitation, Section 2.18 hereof, shall survive the payment of the Notes and the other Borrower's Obligations and the termination of this Agreement, so long as (a) such indemnities or reimbursement are for events that occurred prior to the date on which Borrower's Obligations have been indefeasibly paid in full (the "Payoff Date") and (b) demand for such indemnities or reimbursement is made within six
(6) months after the Payoff Date.

         2.20.....Intentionally Blank.
                  -------------------

         2.21.....Taxes.
                  -----

         (a) Any and all payments by Borrower to or for the account of Lender under or in respect of this Agreement, any Note and/or any other Transaction Document shall be made free and clear of and without deduction for any and all present or future taxes, duties, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of Lender, taxes imposed on or measured by its net income, and franchise taxes imposed on it, by the jurisdiction under the laws of which the Lender is organized or any political subdivision thereof (all such non-excluded taxes, duties, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable by Borrower to Lender under or in respect of this Agreement, any Note and/or any other Transaction Document, (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.21(a)) Lender receives an amount equal to the sum it would have received had no such deduction of Taxes been made, (ii) Borrower shall make such deductions, (iii) Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law and (iv) Borrower shall furnish to Lender, at its address referred to in Section 7.07, the original or a certified copy of a receipt evidencing payment thereof.

         (b) In addition, Borrower agrees to pay any present or future stamp or documentary taxes and any other excise or property taxes, or charges or similar levies which arise from any payment made under or in respect of this Agreement, any Note and/or any other Transaction Document or from the execution or delivery of, or otherwise with respect to, this Agreement, any Note and/or any other Transaction Document (hereinafter referred to as "Other Taxes").

         (c) Borrower agrees to indemnify Lender for the full amount of Taxes or Other Taxes, respectively (including, without limitation, any Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this
Section 2.21), paid by Lender and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto. This indemnification shall be made within fifteen (15) days from the date Lender makes demand therefor, accompanied by a certificate of Lender setting forth in reasonable detail its computation of the amount or amounts to be paid to it hereunder.

         (d) The provisions of this Section 2.21 shall survive any expiration or termination of this Agreement and the payment of the Notes and the other Borrower's Obligations.

SECTION 3.  PRECONDITIONS TO LOANS .

         3.01.....Initial Loan. Notwithstanding any provision contained in this
Agreement to the contrary, Lender shall have no obligation to make the initial Loan under this Amended and Restated Loan Agreement unless Lender shall have first received:

                  (a) this Agreement and the Notes, each duly executed by Borrower;

                  (b) the Security Agreement (which must be in form and substance satisfactory to Lender) and such Uniform Commercial Code financing statements and other documents as Lender may require in connection therewith, each duly executed by Borrower;

                  (c) a copy of resolutions of the Board of Directors of Borrower, duly adopted, which authorize the execution, delivery and performance of this Agreement, the Notes and the other Transaction Documents executed by Borrower, certified by the Secretary of Borrower;

                  (d) an incumbency certificate, executed by the Secretary of Borrower, which shall identify by name and title and bear the signatures of all of the officers of Borrower executing any of the Transaction Documents;

                  (e) certificate of corporate good standing of Borrower issued by the Secretary of State of the State of Minnesota;

                  (f) the Borrowing Base Certificate required by Section
         2.01(c);

                  (g) the Notice of Borrowing required by Section 2.04;

                  (h) evidence of the proper filing of UCC-1 Financing Statements perfecting first priority security interests in favor of Lender in all of the Collateral and all of the Third Party Collateral;

                  (i) evidence satisfactory to Lender of the insurance required by this Agreement and the other Transaction Documents together with loss payable endorsements in form and substance satisfactory to Lender, duly executed by the insurance company;

                  (j) copies of all financial statements and other Exhibits and Schedules required by this Agreement and the other Transaction Documents;

                  (k) such mortgagee, bailee, landlord or warehousemen's waivers as Lender may deem necessary regarding locations at which any Collateral and/or Third Party Collateral is or will be stored or otherwise located;

                  (l) such other agreements, documents, instruments and certificates as Lender may reasonably request.

         Any one or more of the conditions set forth above which have not been satisfied by Borrower on or prior to the date of disbursement of the initial Loan under this Amended and Restated Loan Agreement shall not be deemed permanently waived by Lender unless Lender shall waive the same in a writing which expressly states that the waiver is permanent, and in all cases in which the waiver is not stated to be permanent Lender may at any time subsequent thereto insist upon compliance and satisfaction of any such condition as a condition to any subsequent Loan under this Agreement and failure of Borrower to comply with any such condition within five (5) Business Day's written notice from Lender to Borrower shall constitute an Event of Default.

         3.02.....All Loans. Notwithstanding any provision contained in this
Agreement to the contrary, Lender shall have no obligation to make any Loan under this Agreement unless:

                  (a) if such Loan is a Revolving Credit Loan, Lender shall have received a current Borrowing Base Certificate as required by
         Section 2.01(b);

                  (b) if such Loan is a Revolving Credit Loan, Lender shall have received a Notice of Borrowing for such Revolving Credit Loan as required by Section 2.04;

                  (c) if such Loan is an advance under the Capex Term Loan, Lender shall have received such information concerning the capital asset being financed by such advance as Lender may reasonably request, including, but not limited to, all necessary invoices, vendor lien waivers, written confirmation of installation and acceptance of such asset by Borrower and evidence of an exclusive, perfected security interest in such asset in favor of Lender;

                  (d) both immediately before and immediately after giving effect to such Loan, no Default or Event of Default shall have occurred and be continuing;

                  (e) no material adverse change in the Properties, assets, liabilities, business, operations, prospects, income or condition (financial or otherwise) of Borrower, any other Obligor and/or any Subsidiary shall have occurred since the date of this Agreement and be continuing; and

                  (f) all of the representations and warranties made by Borrower and/or any other Obligor in this Agreement and/or in any other Transaction Document shall be true and correct in all material respects on and as of the date of such Loan as if made on and as of the date of such Loan (and for purposes of this Section 3.02(e), the representations and warranties made by Borrower in Section 4.04 shall be deemed to refer to the most recent financial statements of Borrower delivered to Lender pursuant to Section 5.01(a)).

         Each request for a Loan by Borrower under this Agreement shall be deemed to be a representation and warranty by Borrower on the date of such Loan as to the facts specified in clauses (c), (d) and (e) of this Section 3.02.

SECTION 4.  REPRESENTATIONS AND WARRANTIES.

         Borrower hereby represents and warrants to Lender that:

         4.01.....Existence and Power. Borrower and each Subsidiary: (a) is duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization; (b) has all requisite corporate or other powers required to carry on its business as now conducted;
(c) has all requisite governmental and regulatory licenses, authorizations, consents and approvals required to carry on its business as now conducted, except such licenses, authorizations, consents and approvals the failure to have could not reasonably be expected to have a Material Adverse Effect; and (d) is qualified to transact business as a foreign entity in, and is in good standing under the laws of, all states in which it is required by applicable law to maintain such qualification and good standing except for those states in which the failure to qualify or maintain good standing could not reasonably be expected to have a Material Adverse Effect.

         4.02.....Authorization. The execution, delivery and performance by
Borrower of this Agreement, the Notes, the Letter of Credit Applications and the other Transaction Documents to which Borrower is a party are within the corporate powers of Borrower and have been duly authorized by all necessary corporate action on the part of Borrower.

         4.03.....Binding Effect. This Agreement, the Notes and the other
Transaction Documents to which Borrower is a party and which have been executed contemporaneously with or prior to the execution of this Agreement have been duly executed and delivered by Borrower and constitute the legal, valid and binding obligations of Borrower enforceable in accordance with their respective terms, except as such enforceability may be limited by (a) bankruptcy, insolvency or other similar laws affecting creditors' rights generally and (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and the other Transaction Documents to which Borrower is a party which were not executed contemporaneously with or prior to the execution of this Agreement, when executed and delivered in accordance with this Agreement, will constitute the legal, valid and binding obligations of Borrower enforceable in accordance with their respective terms, except as such enforceability may be limited by (a) bankruptcy, insolvency or other similar laws affecting creditors' rights generally and (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         4.04.....Financial Statements. Borrower has furnished Lender with the following financial statements, identified by the chief financial officer of
Borrower: (a) consolidated and consolidating balance sheets and statements of income, retained earnings and cash flows of Borrower and its Subsidiaries as of and for the fiscal year ended December 31, 2001, all certified by Borrower's independent certified public accountants, which financial statements have been prepared in accordance with GAAP consistently applied; and (b) unaudited consolidated and consolidating balance sheets and statements of income, retained earnings and cash flows of Borrower and its Subsidiaries as of and for the fiscal period ended March 31, 2002, all certified by the chief financial officer of Borrower as being true and correct to the best of his or her knowledge and as being prepared in accordance with GAAP consistently applied. Borrower further represents and warrants to Lender that (a) said balance sheets and their accompanying notes fairly present the condition of Borrower and its Subsidiaries as of the dates thereof, (b) there has been no material adverse change in the condition or operation, financial or otherwise, of Borrower or any of its Subsidiaries since March 31, 2002, and (c) neither Borrower nor any of its Subsidiaries had any direct or contingent liabilities which were not disclosed on said financial statements or the notes thereto (to the extent such disclosure is required by GAAP).

         4.05.....Litigation. Except as disclosed on Schedule 4.05 attached hereto, there is no action or proceeding pending or, to the knowledge of Borrower, threatened against or affecting Borrower or any Subsidiary before any court, arbitrator or any governmental, regulatory or administrative body, instrumentality, authority, agency or official which, if determined adversely against Borrower or any Subsidiary, could reasonably be expected to have a Material Adverse Effect. Neither Borrower nor any Subsidiary is in default with respect to any order, writ, injunction, decision or decree of any court, arbitrator or any governmental, regulatory or administrative body, instrumentality, authority, agency or official, a default under which could reasonably be expected to have a Material Adverse Effect. There are no outstanding judgments against Borrower or any Subsidiary.

         4.06.....Pension and Welfare Plans. Each Pension Plan and Welfare Plan
complies in all material respects with ERISA and all other applicable statutes and governmental and regulatory rules and regulations; no Reportable Event has occurred and is continuing with respect to any Pension Plan; neither Borrower nor any Subsidiary nor any ERISA Affiliate has withdrawn from any Multi-Employer Plan in a "complete withdrawal" or a "partial withdrawal" as defined in Sections 4203 or 4205 of ERISA, respectively; neither Borrower nor any Subsidiary nor any ERISA Affiliate has entered into an agreement pursuant to Section 4204 of ERISA; neither Borrower nor any Subsidiary nor any ERISA Affiliate has in the past contributed to or currently contributes to a Multi-Employer Plan; neither Borrower nor any Subsidiary nor any ERISA Affiliate has any withdrawal liability with respect to a Multi-Employer Plan; no steps have been instituted by Borrower or any Subsidiary or any ERISA Affiliate to terminate any Pension Plan; no condition exists or event or transaction has occurred in connection with any Pension Plan, Multi-Employer Plan or Welfare Plan which could result in the incurrence by Borrower or any Subsidiary or any ERISA Affiliate of any material liability, fine or penalty; and neither Borrower nor any Subsidiary nor any ERISA Affiliate is a "contributing sponsor" as defined in Section 4001(a)(13) of ERISA of a "single-employer plan" as defined in Section 4001(a)(15) of ERISA which has two or more contributing sponsors at least two of whom are not under common control. Except as disclosed on the consolidated financial statements of Borrower and its Subsidiaries delivered by Borrower to Lender, neither Borrower nor any Subsidiary nor any ERISA Affiliate has any liability with respect to any Welfare Plan.

         4.07.....Tax Returns and Payment. Borrower and each Subsidiary has filed all Federal, state, local, foreign and other income and other tax returns which are required to be filed and has paid all taxes which have become due pursuant to such returns and all other taxes, assessments, fees and other governmental charges upon Borrower or such Subsidiary, as the case may be, and/or upon their respective Properties, assets, income and franchises which have become due and payable by Borrower or such Subsidiary, as the case may be, except those wherein the amount, applicability or validity are being contested by Borrower or such Subsidiary, as the case may be, by appropriate proceedings being diligently conducted in good faith and in respect of which adequate reserves in accordance with GAAP have been established. There is no asserted or assessed (or to Borrower's knowledge, proposed) tax deficiency against Borrower or any Subsidiary which, if determined adversely against Borrower or any Subsidiary, could reasonably be expected to have a Material Adverse Effect.

         4.08.....Subsidiaries. Borrower has no Subsidiaries other than as identified on Schedule 4.08 attached hereto, as the same may from time to time be amended, modified or supplemented as provided herein. Schedule 4.08 attached hereto correctly sets forth, for each Subsidiary, the number of shares of each class of capital stock or other equity interests authorized for such Subsidiary, the number of outstanding and the percentage of the outstanding shares of each such class owned, directly or indirectly, by Borrower or one or more of its Subsidiaries. All of the issued and outstanding capital stock or other equity interests of each Subsidiary is duly authorized, validly issued and fully paid and nonassessable. Except as disclosed on Schedule 4.08 attached hereto, neither Borrower nor any Subsidiary, individually or collectively, owns or holds, directly or indirectly, any capital stock of or equity interest in any corporation, partnership, limited liability company or other entity other than Borrower's Subsidiaries. Borrower may at any time amend, modify or supplement
Schedule 4.08 by notifying Lender in writing of any changes thereto, including any formation, acquisition, merger or liquidation of any Subsidiary or any change in the capitalization of any Subsidiary, in each case, in accordance with the terms of this Agreement, and thereby the representations and warranties contained in this Section 4.08 shall be amended accordingly so long as such amendment, modification or supplement is made within thirty (30) days after the occurrence of any such changes in the facts stated therein and that such changes reflect transactions that are permitted under this Agreement.

         4.09.....Compliance With Other Instruments; None Burdensome. Neither
Borrower nor any Subsidiary is a party to any contract or agreement or subject to any charter or other corporate or other restriction which could reasonably be expected to have a Material Adverse Effect and which is not disclosed on Borrower's financial statements heretofore submitted to Lender; none of the execution and delivery by Borrower of the Transaction Documents, the consummation of the transactions therein contemplated or the compliance with the provisions thereof will violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on Borrower, or any of the provisions of the Certificate or Articles of Incorporation or By-Laws of Borrower or any of the provisions of any indenture, agreement, document, instrument or undertaking to which Borrower is a party or subject, or by which Borrower or any Property of Borrower is bound, or conflict with or constitute a default thereunder or result in the creation or imposition of any Lien pursuant to the terms of any such indenture, agreement, document, instrument or undertaking (other than in favor of Lender pursuant to the Transaction Documents). No order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by, any governmental, regulatory, administrative or public body or authority, or any subdivision thereof, or any other Person is required to authorize, or is required in connection with, the execution, delivery or performance of, or the legality, validity, binding effect or enforceability of, any of the Transaction Documents.

         4.10.....Other Debt, Guarantees and Capitalized Leases. Except as
disclosed on Schedule 4.10 attached hereto, neither Borrower nor any Subsidiary is a borrower, guarantor or obligor with respect to, or a lessee under, any Debt, Guarantees or Capitalized Leases. Borrower may at any time amend, modify or supplement Schedule 4.10 by notifying Lender in writing of any changes thereto, and thereby the representations and warranties contained in this
Section 4.10 shall be amended accordingly so long as such amendment, modification or supplement is made within thirty (30) days after the occurrence of any such changes in the facts stated therein and that such changes reflect transactions that are permitted under this Agreement.

         4.11.....Labor Matters. Neither Borrower nor any Subsidiary is a party to any labor dispute which could reasonably be expected to have a Material Adverse Effect. There are no strikes or walkouts relating to any labor contract to which Borrower or any Subsidiary is subject. Hours worked and payments made to the employees of Borrower and its Subsidiaries have not been in violation of
(a) the Fair Labor Standards Act or (b) any other applicable law dealing with such matters, the violation of which could reasonably be expected to have a Material Adverse Effect. All payments due from Borrower or any Subsidiary, or for which any claim may be made against any of them, in respect of wages, employee health and welfare insurance and/or other benefits have been paid or accrued as a liability on their respective books.

         4.12.....Title to Property. Borrower and each Subsidiary is the sole and absolute owner of, or has the legal right to use and occupy, all Property it claims to own or which is necessary for Borrower or such Subsidiary to conduct its business, and all of such Property is free and clear of all Liens other than Permitted Liens. Borrower and each Subsidiary enjoys peaceful and undisturbed possession in all material respects under all leases under which it is operating as a lessee.

         4.13.....Regulation U. Borrower is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U of The Board of Governors of the Federal Reserve System, as amended) and no part of the proceeds of any Loan will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately (a) to purchase or carry margin stock or to extend credit to others for the purpose of purchasing or carrying margin stock, or to refund or repay indebtedness originally incurred for such purpose or (b) for any purpose which entails a violation of, or which is inconsistent with, the provisions of any of the Regulations of The Board of Governors of the Federal Reserve System, including, without limitation, Regulations U, T or X thereof, as amended. If requested by Lender, Borrower shall furnish to Lender a statement in conformity with the requirements of Federal Reserve Form U-1 referred to in Regulation U.

         4.14.....Multi-Employer Pension Plan Amendments Act of 1980. Borrower
and each Subsidiary is in compliance with the Multi-Employer Pension Plan Amendments Act of 1980, as amended ("MEPPAA"), and neither Borrower nor any Subsidiary has any liability for pension contributions pursuant to MEPPAA.

         4.15.....Investment Company Act of 1940; Public Utility Holding Company
Act of 1935. Borrower is not an "investment company" as that term is defined in, and is not otherwise subject to regulation under, the Investment Company Act of 1940, as amended. Borrower is not a "holding company" as that term is defined in, and is not otherwise subject to regulation under, the Public Utility Holding Company Act of 1935, as amended.

         4.16.....Patents, Trademarks, Copyrights, Licenses, Etc. Except as
disclosed on Schedule 4.16 attached hereto, neither Borrower nor any Subsidiary has any patents, patent applications, patent rights, trademarks, trademark applications, trademark rights, copyrights, licenses or other intellectual property which are material to the business of Borrower or any Subsidiary. Borrower may at any time amend, modify or supplement Schedule 4.16 by notifying Lender in writing of any changes thereto, and thereby the representations and warranties contained in the first sentence of this Section 4.16 shall be amended accordingly so long as such amendment, modification or supplement is made within thirty (30) days after the occurrence of any such changes in the facts stated therein and that such changes reflect transactions that are permitted under this Agreement. Borrower and each Subsidiary possesses all necessary patents, patent rights, trademarks, trademark rights, trade names, trade name rights, copyrights, licenses and other intellectual property to conduct its business without conflict with any patent, patent right, trademark, trademark right, trade name, copyright, license or other intellectual property of any other Person.

         4.17.....Environmental and Safety and Health Matters. Except as
disclosed on Schedule 4.17 attached hereto: (a) the operations of Borrower and each Subsidiary comply with all applicable Environmental Laws and all applicable Occupational Safety and Health Laws, the violation or noncompliance with which could reasonably be expected to have a Material Adverse Effect; (b) none of the operations of Borrower or any Subsidiary are subject to any Environmental Claim or any judicial, governmental, regulatory or administrative proceeding alleging the violation of any Occupational Safety and Health Law, which, if determined adversely against Borrower or any Subsidiary, could reasonably be expected to have a Material Adverse Effect; (c) none of the operations of Borrower or any Subsidiary is the subject of any Federal or state investigation evaluating whether any remedial action is needed to respond to any Release of Hazardous Substances or any unsafe or unhealthful condition at any premises owned, leased or operated by Borrower or such Subsidiary, which, if determined adversely to Borrower or any Subsidiary, could reasonably be expected to have a Material Adverse Effect; (d) neither Borrower nor any Subsidiary has filed any notice under any Environmental Law or Occupational Safety and Health Law indicating or reporting (i) any past or present spillage, leakage or Release into the environment of, or treatment, storage or disposal of, any Hazardous Substance or
(ii) any unsafe or unhealthful condition at any premises owned, leased or operated by Borrower or such Subsidiary; and (e) neither Borrower nor any Subsidiary has any material contingent liability in connection with (i) any spillage, disposal or Release into the environment of, or otherwise with respect to, any Hazardous Substances or (ii) any unsafe or unhealthful condition at any premises owned, leased or operated by Borrower or such Subsidiary.

         4.18.....Investments.  Neither Borrower nor any Subsidiary has any
Restricted Investments.


         4.19.....No Default. No Default or Event of Default under this
Agreement has occurred and is continuing. There is no existing default or event of default under or with respect to any indenture, contract, agreement, lease or other instrument to which Borrower or any Subsidiary is a party or by which any Property of Borrower or any Subsidiary is bound or affected, a default under which could reasonably be expected to have a Material Adverse Effect. Borrower and each Subsidiary has and is in full compliance with and in good standing with respect to all governmental and/or regulatory permits, licenses, certificates, consents and franchises necessary to continue to conduct its business as previously conducted by it and to own or lease and operate its Properties as now owned or leased by it, the failure to have or noncompliance with which could reasonably be expected to have a Material Adverse Effect, and, to the best of Borrower's knowledge, none of said permits, certificates, consents or franchises contain any term, provision, condition or limitation more burdensome than such as are generally applicable to Persons engaged in the same or similar business as Borrower or such Subsidiary, as the case may be. Neither Borrower nor any Subsidiary of Borrower is in violation of any applicable statute, law, rule, regulation or ordinance of the United States of America, of any state, city, town, municipality, county or of any other jurisdiction, or of any agency thereof, a violation of which could reasonably be expected to have a Material Adverse Effect.

         4.20.....Government Contracts. Neither Borrower nor any Subsidiary is a
party to or bound by any supply or purchase agreements with the Federal government or any state or local government or any agency thereof, the termination or cancellation of which could reasonably be expected to have a Material Adverse Effect.

         4.21.....Purchase and Other Commitments and Outstanding Bids. No
material purchase or other commitment of Borrower or any Subsidiary is in excess of the normal, ordinary and usual requirements of its business, or was made at any price in excess of the then current market price, or, to the best of Borrower's knowledge, contains terms and conditions more onerous than those usual and customary in the applicable industry. There is no material outstanding bid, sales proposal, contract or unfilled order of Borrower or any Subsidiary which (a) will, or could if accepted, require Borrower or any Subsidiary to supply goods or services at a cost to Borrower or any Subsidiary in excess of the revenues to be received therefor or (b) quotes prices which do not include a markup over reasonably estimated costs consistent with past markups on similar business based on market conditions current at that time.

         4.22.....Disclosure. Neither this Agreement nor any of the Exhibits or
Schedules hereto nor any certificate or other data furnished to Lender in writing by or on behalf of Borrower or any Subsidiary in connection with the transactions contemplated by this Agreement contains any untrue or incorrect statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading. To the best knowledge of Borrower, there is no fact peculiar to Borrower or any Subsidiary which presently has a Material Adverse Effect or in the future (so far as Borrower can now foresee) could reasonably be expected to have a Material Adverse Effect, which has not heretofore been disclosed in writing by Borrower to Lender.

SECTION 5.  COVENANTS.

         5.01.....Affirmative Covenants of Borrower. Borrower covenants and agrees that, so long as Lender has any obligation to make any Loan under this Agreement or any of the Borrower's Obligations remain unpaid:

         (a)......Information.  Borrower will deliver to Lender:

                  (i) as soon as available and in any event within one hundred twenty (120) days after the end of each fiscal year of Borrower, consolidated and consolidating balance sheets of Borrower and its Subsidiaries as of the end of such fiscal year and the related consolidated and consolidating statements of income, retained earnings and cash flows for such fiscal year, setting forth in each case, in comparative form, the figures for the previous fiscal year, all such financial statements to be prepared in accordance with GAAP consistently applied and reported on by and accompanied by the unqualified opinion of a firm of independent certified public accountants selected by Borrower and reasonably acceptable to Lender together with (A) a certificate from such accountants to the effect that, in making the examination necessary for the signing of such annual audit report, such accountants have not become aware of any Default or Event of Default that has occurred and is continuing, or, if such accountants have become aware of any such event, describing it and the steps, if any, being taken to cure it and (B) the computations of such accountants evidencing Borrower's compliance with the financial covenants contained in Sections 5.01(o) and 5.02(i) of this Agreement;

                  (ii) as soon as available and in any event within thirty (30) days after the end of each fiscal month of each fiscal year of Borrower, consolidated and consolidating balance sheets of Borrower and its Subsidiaries as of the end of such fiscal month and the related consolidated and consolidating statements of income, retained earnings and cash flows for such fiscal month and for the portion of Borrower's fiscal year ended at the end of such fiscal month, setting forth in each case in comparative form, the figures for the corresponding fiscal month and the corresponding portion of Borrower's previous fiscal year, all in reasonable detail and satisfactory in form to Lender and certified (subject to normal year-end adjustments and footnote disclosures) as to fairness of presentation, GAAP and consistency by the President or the chief financial officer of Borrower;

                  (iii) simultaneously with the delivery of each set of financial statements referred to in Section 5.01(a)(i) and 5.01(a)(ii) above, a certificate of the President or the chief financial officer of Borrower in the form attached hereto as Exhibit E and incorporated herein by reference, accompanied by supporting financial work sheets where appropriate, (A) evidencing Borrower's compliance with the financial covenants contained in Sections 5.01(o) and 5.02(i) of this Agreement, (B) stating whether there exists on the date of such certificate any Default or Event of Default and, if any Default or Event of Default then exists, setting forth the details thereof and the action which Borrower is taking or proposes to take with respect thereto and (C) certifying that all of the representations and warranties made by Borrower and/or any other Obligor in this Agreement and/or in any other Transaction Document are true and correct in all material respects on and as of the date of such certificate as if made on and as of the date of such certificate;

                  (iv) promptly upon receipt thereof, any reports (including, without limitation, any management letters) submitted to Borrower or any Subsidiary (other than reports previously delivered pursuant to Sections 5.01(a)(i) above) by independent accountants in connection with any annual, interim or special audit made by them of the books of Borrower or any Subsidiary;

                  (v) within fifteen (15) days after the end of each fiscal month of Borrower, (A) an accounts trial balance of Borrower indicating which Accounts are up to 30, 31 to 60, 61 to 90 and 91 days or more past the invoice date and including, if requested by Lender, a listing of the names and addresses of all applicable Account Debtors and (B) a summary of accounts payable of Borrower showing which accounts payable are current, up to 30, 31 to 60, 61 to 90 and 91 days or more past due and including, if requested by Lender, a listing of the names and addresses of applicable creditors, all in form and detail reasonably satisfactory to Lender and certified as being true, correct and complete by the President or the chief financial officer of Borrower;

                  (vi) at such intervals as Lender may request, such information and reports regarding Borrower's Inventory as Lender may from time to time request, all in form and detail reasonably satisfactory to Lender and certified as being true, correct and complete by the President or the chief financial officer of Borrower;

                  (vii) as soon as available and in any event at least thirty
          (30) days before the beginning of each fiscal year of Borrower, consolidated and consolidating balance sheet, income statement and cash flow projections for Borrower and its Subsidiaries for such fiscal year on a month-by-month basis, all in form and detail reasonably acceptable to Lender; and

                  (viii) promptly upon their distribution, copies of all financial statements, reports and proxy statements which the Borrower shall have sent to its stockholders;

                  (ix) promptly after the sending or filing thereof, copies of all regular and periodic reports which Borrower shall file with the Securities and Exchange Commission or any national securities exchange;

                  (x) as soon as possible, and in any event within 30 days of filing, copies of the federal and state tax returns of Borrower and all schedules thereto; and

                  (xi) with reasonable promptness, such further information regarding the business, affairs and financial condition of Borrower or any Subsidiary as Lender may from time to time reasonably request.

         Lender is hereby authorized to deliver a copy of any financial statement or other information made available by Borrower or any Subsidiary to any regulatory authority having jurisdiction over Lender, pursuant to any request therefor.

         (b)......Payment of Indebtedness. Borrower will, and it will cause each
Subsidiary to, (i) pay and discharge any and all Indebtedness payable or Guaranteed by Borrower or such Subsidiary, as the case may be, and any interest or premium thereon, when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) in accordance with the agreement, document or instrument relating to such Indebtedness or Guarantee; provided, however, that neither Borrower nor any Subsidiary shall be required to pay any such Indebtedness which does not constitute Debt the payment of which is being contested in good faith and by appropriate proceedings being diligently conducted and for which adequate reserves in accordance with GAAP have been provided, except that Borrower or such Subsidiary, as the case may be, shall pay or cause to be paid all such Indebtedness forthwith upon the commencement of proceedings to foreclose any Lien which is attached as security therefor, unless such foreclosure is stayed by the filing of an appropriate bond in a manner reasonably satisfactory to Lender and (ii) faithfully perform, observe and discharge all covenants, conditions and obligations which are imposed upon Borrower or such Subsidiary, as the case may be, by any and all agreements, documents, instruments and indentures evidencing, securing or otherwise relating to such Indebtedness or Guarantee.

         (c)......Books and Records; Consultations and Inspections. Borrower
will, and it will cause each Subsidiary to, maintain books and records sufficient to permit the preparation of financial statements in accordance with GAAP and in which true, correct and complete entries shall be made of all dealings and transactions in relation to its business and activities. Borrower will, and it will cause each Subsidiary to, permit Lender (and any Person appointed by Lender to whom Borrower does not reasonably object) to discuss the affairs, finances and accounts of Borrower and each Subsidiary with the officers of Borrower and each Subsidiary and their independent public accountants, all at such reasonable times and as often as Lender may from time to time reasonably request. Borrower will also permit, and will cause each Subsidiary to permit, inspection of its Properties, books and records by the Lender during normal business hours and at other reasonable times. Borrower will reimburse Lender upon demand for all reasonable costs and expenses incurred by Lender in connection with any such inspection conducted by Lender while any Default or Event of Default under this Agreement has occurred and is continuing. Borrower irrevocably authorizes Lender to communicate directly with its independent public accountants and irrevocably authorizes and directs such accountants to disclose to Lender any and all information with respect to the business and financial condition of Borrower and each Subsidiary as Lender may from time to time reasonably request in writing.

         (d)......Payment of Taxes. Borrower will, and it will cause each
Subsidiary to, duly file all Federal, state and local income tax returns and all other tax returns and reports of Borrower or such Subsidiary, as the case may be, which are required to be filed and duly pay and discharge promptly all taxes, assessments and other governmental charges imposed upon it or any of its Property; provided, however, that neither Borrower nor any Subsidiary shall be required to pay any such tax, assessment or other governmental charge the payment of which is being contested in good faith and by appropriate proceedings being diligently conducted and for which adequate reserves in accordance with GAAP have been provided, except that Borrower or such Subsidiary, as the case may be, shall pay or cause to be paid all such taxes, assessments and governmental charges forthwith upon the commencement of proceedings to foreclose any Lien which is attached as security therefor, unless such foreclosure is stayed by the filing of an appropriate bond in a manner reasonably satisfactory to Lender.

         (e)......Payment of Claims. Except as provided in Borrower's Trade
Creditor Plan which was adopted in November, 2001, Borrower will, and it will cause each Subsidiary to, promptly pay and discharge (i) all trade accounts payable and normal accruals in accordance with its usual and customary business practices as in effect on the date of this Agreement (but in no event later than forty-five (45) days after the due date thereof) and (ii) all claims for work, labor or materials which if unpaid could become a Lien upon any of its Property; provided, however, that neither Borrower nor any Subsidiary shall be required to pay any such trade account payable, accrual or claim the payment of which is being contested in good faith and by appropriate proceedings being diligently conducted and for which adequate reserves in accordance with GAAP have been provided, except that Borrower or such Subsidiary, as the case may be, shall pay or cause to be paid all such trade accounts payable, accruals and claims forthwith upon the commencement of proceedings to foreclose any Lien which is attached as security therefor, unless such foreclosure is stayed by the filing of an appropriate bond in a manner reasonably satisfactory to Lender.

         (f)......Existence. Borrower will, and it will cause each Subsidiary to, do all things necessary to (i) preserve and keep in full force and effect at all times its corporate or other existence and all permits, licenses, franchises and other rights material to its business and (ii) be duly qualified to do business and be in good standing in all jurisdictions where the nature of its business or its ownership of Property requires such qualification except for those jurisdictions in which the failure to qualify or be in good standing could not reasonably be expected to have a Material Adverse Effect.

         (g)......Maintenance of Property. Borrower will, and it will cause each
Subsidiary to, at all times, preserve and maintain all of the Property used or useful in the conduct of its business in good condition, working order and repair, ordinary wear and tear excepted.

         (h)......Compliance with Laws, Regulations, Etc. Borrower will, and it will cause each Subsidiary to, comply with any and all laws, ordinances and governmental and regulatory rules and regulations to which Borrower or such Subsidiary, as the case may be, is subject (including, without limitation, all Occupational Safety and Health Laws and all Environmental Laws) and obtain any and all licenses, permits, franchises and other governmental and regulatory authorizations necessary to the ownership of its Properties or to the conduct of its business, which violation or failure to obtain could reasonably be expected to have a Material Adverse Effect.

         (i)......Environmental Matters. Borrower shall give Lender prompt written notice of (i) any Environmental Claim or any other action or investigation with respect to the existence or potential existence of any Hazardous Substances instituted or threatened with respect to Borrower or any Subsidiary or any of the Properties or facilities owned, leased or operated by Borrower or any Subsidiary which, if determined adversely to Borrower or any Subsidiary, could reasonably be expected to have a Material Adverse Effect and
(ii) any condition or occurrence on any of the Properties or facilities owned, leased or operated by Borrower or any Subsidiary which constitutes a violation of any Environmental Laws or which gives rise to a reporting obligation or requires removal or remediation under any Environmental Laws. Within thirty (30) days after the giving of any such notice, Borrower shall deliver to Lender Borrower's plan with respect to removal or remediation and Borrower agrees to take all action which is reasonably necessary in connection with such action, investigation, condition or occurrence in accordance with such plan with due diligence and to complete such removal or remediation as promptly as possible and in all events within the time required by any Environmental Laws or any other applicable law, rule or regulation. Borrower shall promptly provide Lender with copies of all documentation relating thereto, and such other information with respect to environmental matters as Lender may request from time to time.

         (j)......ERISA Compliance. If Borrower, any Subsidiary or any ERISA
Affiliate shall have any Pension Plan, Borrower, such Subsidiary or such ERISA Affiliate, as the case may be, shall comply with all requirements of ERISA relating to such Pension Plan. Without limiting the generality of the foregoing, Borrower will not, and it will not cause or permit any Subsidiary or any ERISA Affiliate to:

                  (i) permit any Pension Plan maintained by Borrower, any Subsidiary or any ERISA Affiliate to engage in any nonexempt "prohibited transaction," as such term is defined in Section 4975 of the Code;

                  (ii) permit any Pension Plan maintained by Borrower, any Subsidiary or any ERISA Affiliate to incur any "accumulated funding deficiency", as such term is defined in Section 302 of ERISA, 29 U.S.C.ss. 1082, whether or not waived;

                 (iii) terminate any Pension Plan in a manner which could result in the imposition of a Lien on any Property of Borrower, any Subsidiary or any ERISA Affiliate pursuant to Section 4068 of ERISA, 29 U.S.C.ss. 1368; or

                  (iv) take any action which would constitute a complete or partial withdrawal from a Multi-Employer Plan within the meaning of Sections 4203 or 4205 of Title IV of ERISA.

         Notwithstanding any provision contained in this Section 5.01(j) to the contrary, an act by Borrower or any Subsidiary shall not be deemed to constitute a violation of this Section 5.01(j) unless the Lender determines in good faith that said action, individually or cumulatively with other acts of Borrower and its Subsidiaries, has or could reasonably be expected to have a Material Adverse Effect.

         (k)......Notices. Borrower will notify Lender in writing of any of the following within five (5) Business Days after any executive officer of Borrower has actual knowledge thereof, describing the same and, if applicable, the steps being taken by the Person(s) affected with respect thereto:

                  (i)      the occurrence of any Default or Event of Default;

                  (ii) the occurrence of any default or event of default by Borrower, any other Obligor or any Subsidiary under any note, indenture, loan agreement, mortgage, deed of trust, security agreement, lease or other similar agreement, document or instrument to which Borrower, any other Obligor or any Subsidiary, as the case may be, is a party or by which it is bound or to which it is subject;

                  (iii) the institution of any litigation, arbitration proceeding or governmental or regulatory proceeding affecting Borrower, any other Obligor or any Subsidiary in which the prayer or claim for relief seeks recovery of an amount in excess of $100,000.00 of any applicable insurance coverage (or, if no dollar amount is specified in the prayer or claim for relief, in which there is a reasonable likelihood of recovery of an amount in excess of $100,000.00 of any applicable insurance coverage) or any form of equitable relief;

                  (iv) the entry of any judgment or decree against Borrower, any other Obligor or any Subsidiary;

                  (v) the occurrence of a Reportable Event with respect to any Pension Plan; the filing of a notice of intent to terminate a Pension Plan by Borrower, any ERISA Affiliate or any Subsidiary; the institution of proceedings to terminate a Pension Plan by the PBGC or any other Person; the withdrawal in a "complete withdrawal" or a "partial withdrawal" as defined in Sections 4203 and 4205, respectively, of ERISA by Borrower, any ERISA Affiliate or any Subsidiary from any Multi-Employer Plan; or the incurrence of any material increase in the contingent liability of Borrower or any Subsidiary with respect to any "employee welfare benefit plan" as defined in Section 3(1) of ERISA which covers retired employees and their beneficiaries;

                  (vi) as soon as possible, and in any event within 10 days after Borrower fails to make any quarterly contribution required with respect to any Pension Plan under Section 412(m) of the Internal Revenue Code of 1986, as amended, the statement of Borrower's chief financial officer setting forth details as to such failure and the action which the Borrower proposes to take with respect thereto, together with a copy of any notice of such failure required to be provided to the Pension Benefit Guaranty Corporation;

                  (vii) promptly upon knowledge thereof, notice of (i) any disputes or claims by Borrower's customers exceeding $100,000; (ii) credit memos exceeding $100,000; (iii) any goods returned to or recovered by Borrower exceeding $100,000; and (iv) any change in the persons constituting Borrower's executive officers and directors;

                  (viii) promptly upon knowledge thereof, notice of any material loss of or material damage to any tangible assets covered by the Security Agreement or of any substantial adverse change in any Collateral or the prospect of payment thereof;

                  (ix) promptly upon knowledge thereof, notice of Borrower's violation of any law, rule or regulation, the non-compliance with which could materially and adversely affect Borrower's business or its financial condition;

                  (x) the occurrence of any material adverse change in the Properties, assets, liabilities, business, operations, prospects, income or condition (financial or otherwise) of Borrower, any other Obligor or any Subsidiary;

                  (xi) any change in the name of Borrower, any other Obligor or any Subsidiary;

                  (xii) any proposed opening, closing or other change of any place of business of Borrower, any other Obligor or any Subsidiary;

                  (xiii) any material change in Borrower's or any Subsidiary's line(s) of business;

                   (xiv) the occurrence of any Change of Control Event; and

                  (xv) any notices required to be provided pursuant to other provisions of this Agreement and notice of the occurrence of such other events as Lender may from time to time reasonably specify.

         (l)......Insurance. Borrower will, and it will cause each Subsidiary to, insure all of its Property of the character usually insured by Persons engaged in the same or similar businesses similarly situated, against loss or damage of the kind customarily insured against by such Persons, unless higher limits or coverage are reasonably required in writing by Lender, and carry adequate liability insurance and other insurance of a kind and in an amount generally carried by Persons engaged in the same or similar businesses similarly situated, unless higher limits or coverage are reasonably required in writing by Lender. All insurance required by this Section 5.01(l) shall be with insurers rated A-XI or better by A.M. Best Company (or accorded a similar rating by another nationally or internationally recognized insurance rating agency of similar standing if A.M. Best Company is not then in the business of rating insurers or rating foreign insurers) or such other insurers as may from time to time be reasonably acceptable to Lender. All such insurance may be subject to reasonable deductible amounts. UNLESS BORROWER PROVIDES EVIDENCE OF THE INSURANCE COVERAGE REQUIRED UNDER THIS AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS, LENDER MAY PURCHASE INSURANCE AT BORROWER'S EXPENSE TO PROTECT LENDER'S INTEREST IN THE COLLATERAL. THIS INSURANCE MAY, BUT NEED NOT, PROTECT BORROWER'S INTERESTS. THE COVERAGE THAT LENDER PURCHASES MAY NOT PAY ANY CLAIM THAT BORROWER MAY MAKE OR ANY CLAIM THAT IS MADE AGAINST BORROWER IN CONNECTION WITH THE COLLATERAL. BORROWER MAY LATER CANCEL ANY INSURANCE PURCHASED BY LENDER, BUT ONLY AFTER PROVIDING EVIDENCE THAT BORROWER HAS OBTAINED INSURANCE AS REQUIRED BY THIS AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS. IF LENDER PURCHASES INSURANCE FOR THE COLLATERAL, BORROWER WILL BE RESPONSIBLE FOR THE COSTS OF THAT INSURANCE, INCLUDING THE INSURANCE PREMIUM, INTEREST AND ANY OTHER CHARGES LENDER MAY IMPOSE IN CONNECTION WITH THE PLACEMENT OF INSURANCE, UNTIL THE EFFECTIVE DATE OF THE CANCELLATION OR EXPIRATION OF THE INSURANCE. THE COSTS OF THE INSURANCE MAY BE ADDED TO THE BORROWER'S OBLIGATIONS. THE COSTS OF THE INSURANCE MAY BE MORE THAN THE COST OF INSURANCE BORROWER MAY BE ABLE TO OBTAIN ON ITS OWN.

         (m)......Further Assurances. Borrower will execute and deliver to
Lender, at any time and from time to time, any and all further agreements, documents and instruments, and take any and all further actions which may be required under applicable law, or which Lender may from time to time reasonably request, in order to effectuate the transactions contemplated by this Agreement and the other Transaction Documents.

         (n)......Accountant. Borrower will give Lender prompt notice of any change of Borrower's independent certified public accountants and a statement of the reasons for such change. Borrower shall at all times utilize independent certified public accountants reasonably acceptable to Lender.

         (o)......Financial Covenants.

                  (i) Minimum Consolidated Fixed Charge Coverage Ratio. Borrower will have a Consolidated Fixed Charge Coverage Ratio of at least 1.05 to 1.0 as of the end of each fiscal quarter for the year-to-date period then ended, commencing with the fiscal quarter ending June 30, 2002.

                  (ii) Maximum Consolidated Total Liabilities to Consolidated Tangible Net Worth Ratio. Borrower will have a ratio of (A) Consolidated Total Liabilities to (B) Consolidated Tangible Net Worth of not more than 4.25 to 1.0 as of the last day of each fiscal quarter, commencing with the fiscal quarter ending June 30, 2002.

                  (iii) Minimum Consolidated EBITDA. Borrower will have a Consolidated EBITDA of at least $9,000,000.00 during each fiscal year of Borrower.

                  (iv) Capital Expenditures and Capitalized Leases. Borrower will not, and it will not cause or permit any Subsidiary to, make any Capital Expenditure or enter into any Capitalized Lease if the sum of
         (A) the aggregate amount of all Capital Expenditures (including the Capital Expenditure in question) made by Borrower and all of its Subsidiaries on a combined basis during any fiscal year of Borrower plus (B) the aggregate amount of all Capitalized Lease Obligations incurred by Borrower and all of its Subsidiaries on a combined basis during such fiscal year of Borrower would exceed $2,000,000.00.

Notwithstanding any provision to the contrary, the calculation of the covenants set forth in this Section 5.01(o) shall exclude items of income and expense arising from the sale and leaseback of Borrower's real property in Sanford, Florida pursuant to the Permitted Real Estate Sale, and the calculation of the covenant set forth in subsection 5.01(o)(iv) shall exclude the pending purchase by Featherlite Aviation, Inc. of one business class aircraft up to the amount of $500,000.00.

On or before each fiscal year-end of Borrower, commencing with the fiscal year ending December 31, 2003, Lender and Borrower shall agree on new financial covenant levels for the following fiscal year based upon the financial projections for such fiscal year to be furnished to Lender pursuant to Section
5.01 (a) (vii).

         (p)......Subsidiaries. With the exception of Featherlite Chemicals, if
Borrower or any Subsidiary creates, forms or acquires any Subsidiary on or after the date of this Agreement, Borrower or such Subsidiary, as the case may be, will, contemporaneously with the creation, formation or acquisition of such Subsidiary, (i) grant Lender a first priority perfected security interest in and lien on all of the issued and outstanding shares of capital stock or other equity interests of such Subsidiary and (ii) cause such Subsidiary to (A) guaranty the payment and performance of all of the Borrower's Obligations and
(B) secure said guaranty with a first priority perfected security interest in and lien on all of the accounts, inventory, documents, instruments, chattel paper, general intangibles, goods, machinery, equipment, investment property, other tangible and intangible personal property, real property and books and records of such Subsidiary and the proceeds thereof, all pursuant to documentation (including, without limitation, an amendment to this Agreement if requested by Lender) in form and substance reasonably satisfactory to Lender.

         5.02.....Negative Covenants of Borrower. Borrower covenants and agrees that, so long as Lender has any obligation to make any Loan and/or to issue any Letter of Credit under this Agreement, any Letter of Credit remains outstanding or any of the Borrower's Obligations remain unpaid, unless the prior written consent of Lender is obtained:

         (a)......Limitation on Indebtedness. Borrower will not, and it will not cause or permit any Subsidiary to, incur or be obligated on any Indebtedness, either directly or indirectly, by way of Guarantee, suretyship or otherwise, other than:

                   (i) the Borrower's Obligations;

                  (ii) unsecured trade accounts payable and other normal accruals incurred in the ordinary course of business which are not more than forty-five (45) days past due (provided, however, that neither Borrower nor any Subsidiary shall be required to pay any such account payable or other accrual the payment of which is being contested in good faith and by appropriate proceedings being diligently conducted and for which adequate reserves in accordance with GAAP have been provided, except that Borrower or such Subsidiary, as the case may be, shall pay or cause to be paid all such accounts payable and accruals forthwith upon the commencement of proceedings to foreclose any Lien which is attached as security therefor, unless such foreclosure is stayed by the filing of an appropriate bond in a manner reasonably satisfactory to Lender);

                (iii) Indebtedness existing as of the date of this Agreement and listed on Schedule 4.10 attached hereto (without giving effect to any changes to Schedule 4.10 made after the date of this Agreement) and refinancings of or amendments or modifications of, such indebtedness that do not have the effect of increasing the principal amount thereof or changing the amortization thereof (other than to extend the same) and that are otherwise on terms and conditions not materially less favorable to the Borrower, as reasonably determined by the Lender, than the terms of the Indebtedness being refinanced, amended or modified;

                  (iv)  Subordinated Indebtedness;

                  (v) purchase money Indebtedness incurred solely to finance Capital Expenditures permitted by Section 5.01(o)(iv) of this Agreement;

                  (vi) Capitalized Lease Obligations permitted by Section 5.01(o)(iv) of this Agreement;

                  (vii) guarantees to repurchase dealer inventory in the event of dealer default of floor plan agreements in the ordinary course of the Borrower's business, consistent with the Borrower's past practices;

                  (viii) financing of the Borrower's insurance premiums in the ordinary course of the Borrower's business, consistent with the Borrower's past practices;

                  (ix) additional Indebtedness in the principal amount of up to $500,000.00 to finance the pending purchase of one business class aircraft by Featherlite Aviation, Inc.; and

                  (x) other Indebtedness not otherwise permitted by this Section 5.02(a) in an amount not to exceed $50,000.00 in the aggregate at any one time outstanding for Borrower and all of its Subsidiaries on a combined basis.

         (b)......Limitation on Liens. Borrower will not, and will not cause or permit any Subsidiary to, create, incur or assume, or suffer to be incurred or to exist, any Lien on any of its Property, whether now owned or hereafter acquired, or upon any income or profits therefrom, except for Permitted Liens.

         (c)......Consolidation, Merger, Sale of Property, Etc.

                  (i) Borrower will not, and it will not cause or permit any Subsidiary to, directly or indirectly merge or consolidate with or into any other Person or permit any other Person to merge into or with or consolidate with it.

                  (ii) With the exception of the Permitted Real Estate Sale, Borrower will not, and will not cause or permit any Subsidiary to, (A) sell, assign, lease, transfer, abandon or otherwise dispose of any of its Property (including, without limitation, any shares of capital stock or other equity interests of a Subsidiary owned by Borrower or another Subsidiary) or (B) issue, sell or otherwise dispose of any shares of capital stock or other equity interests of any Subsidiary, except for (1) sales of Inventory in the ordinary course of business (which does not include a transfer of Inventory in partial or total satisfaction of any Indebtedness), (2) sales of fixed assets which are obsolete, worn-out or otherwise not used or useable in the ordinary course of its business, so long as the net proceeds thereof are used within ninety (90) days after the date of the sale solely to purchase replacement fixed assets or assets of comparable quality or to pay or prepay (y) in the case of asset sales by Borrower, Debt secured by any Permitted Lien encumbering the assets being sold or the Borrower's Obligations (with the Term Loan being paid first to the extent it is still outstanding) and (z) in the case of asset sales by a Subsidiary, Debt of such Subsidiary and (3) other sales of fixed assets which are not used or useable in the ordinary course of its business, so long as the gross sale proceeds from all such asset sales by Borrower and all of its Subsidiaries on a combined basis does not exceed $25,000.00 in the aggregate in any fiscal year of Borrower.

         (d)......Sale and Leaseback Transactions. With the exception of the
Permitted Real Estate Sale, Borrower will not, and it will not cause or permit any Subsidiary to, enter into any arrangement, directly or indirectly, whereby Borrower or such Subsidiary shall in one or more related transactions sell, transfer or otherwise dispose of any Property owned by Borrower or such Subsidiary to any Person and then rent or lease, as lessee, such Property or any part thereof for a period or periods which in the aggregate would exceed twelve
(12) months from the date of commencement of the lease term.

         (e)......Sale or Discount of Accounts. Borrower will not, and it will not cause or permit any Subsidiary to, sell or discount (other than prompt payment discounts granted in the ordinary course of business) any of its notes or accounts receivable or chattel paper.

         (f)......Transactions with Affiliates. Borrower will not, and it will not cause or permit any Subsidiary to, enter into or be a party to any transaction or arrangement with any Affiliate (including, without limitation, the purchase from, sale to or exchange of Property with, or the rendering of any service by or for, any Affiliate), except in the ordinary course of business and pursuant to the reasonable requirements of Borrower's or such Subsidiary's business and upon fair and reasonable terms no less favorable to Borrower or such Subsidiary than would be obtained in a comparable arm's-length transaction with a Person not an Affiliate.

         (g)......Changes in Nature of Business. Borrower will not, and it will not cause or permit any Subsidiary to, engage in any business if, as a result, the general nature of the business which would then be engaged in by Borrower and its Subsidiaries, considered as a whole, would be substantially changed from the general nature of the business engaged in by Borrower and its Subsidiaries as of the date of this Agreement.

         (h)......Fiscal Year. Borrower will not, and it will not cause or permit any  Subsidiary  to,  change its fiscal year.

         (i)......Stock Redemptions and Distributions. Borrower will not, and it will not cause or permit any Subsidiary to, declare or incur any liability to make any Distribution in respect of the capital stock or other equity interests of Borrower or the capital stock or other equity interests of such Subsidiary, as the case may be, provided, however, that (i) each wholly-owned Subsidiary shall be permitted to declare and pay cash dividends on their respective capital stock or other equity interests to Borrower.

         (j)......Pension Plans. Borrower will not, and it will not cause or permit any Subsidiary to, (a) permit any condition to exist in connection with any Pension Plan which might constitute grounds for the PBGC to institute proceedings to have such Pension Plan terminated or a trustee appointed to administer such Pension Plan or (b) engage in, or permit to exist or occur, any other condition, event or transaction with respect to any Pension Plan which could result in the incurrence by Borrower, any Subsidiary or any ERISA Affiliate of any material liability, fine or penalty.

         (k)......Subordinated Indebtedness. Borrower will not make any payment of principal, interest or other amount on or with respect to any of its Subordinated Indebtedness to the extent prohibited by the subordination provisions governing the same.

         (l)......Restricted Investments; Acquisitions. Borrower will not, and it will not cause or permit any Subsidiary to, directly or indirectly, make any Restricted Investments. Borrower will not, and it will not cause or permit any Subsidiary to, directly or indirectly, make any Acquisitions.

         (m)......Subsidiaries. Except as disclosed on Schedule 4.08, Borrower will not, and it will not cause or permit any Subsidiary to, create, form or acquire any Subsidiary.

         (n)......Limitations on Restrictive Agreements. Borrower will not, and it will not cause or permit any Subsidiary to, enter into, or permit to exist, any agreement with any Person which prohibits or limits the ability of Borrower or such Subsidiary, as the case may be, to (a) pay dividends or make other distributions or prepay any Indebtedness owed to Borrower and/or any Subsidiary,
(b) make loans or advances to Borrower and/or any Subsidiary, (c) transfer any of its Properties to Borrower and/or any Subsidiary (other than with respect to Property subject to Liens permitted by clauses (g) or (h) of the definition of Permitted Liens) or (d) create, incur, assume or suffer to exist any Lien upon any of its Property or revenues, whether now owned or hereafter acquired (other than with respect to Property subject to Liens permitted by clauses (g) or (h) of the definition of Permitted Liens); provided that the foregoing shall not apply to restrictions in effect on the date of this Agreement contained in agreements governing Debt outstanding on the date of this Agreement and listed on Schedule 5.02(n) attached hereto and, if such Debt is renewed, extended or refinanced, restrictions in the agreements governing the renewed, extended or refinanced Debt (and successive renewals, extensions and refinancings thereof) if such restrictions are no more restrictive in any material respect than those contained in the agreements governing the Debt being renewed, extended or refinanced.

         5.03.....Use of Proceeds. Borrower covenants and agrees that (a) the proceeds of the Revolving Credit Loans will be used solely for the working capital and general corporate purposes of Borrower, (b) no part of the proceeds of any Revolving Credit Loan will be used in violation of any applicable law, rule or regulation and (c) no part of the proceeds of any Revolving Credit Loan will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately (i) to purchase or carry margin stock or to extend credit to others for the purpose of purchasing or carrying margin stock, or to refund or repay indebtedness originally incurred for such purpose or (ii) for any purpose which entails a violation of, or which is inconsistent with, the provisions of any of the Regulations of The Board of Governors of the Federal Reserve System, including, without limitation, Regulations U, T or X thereof, as amended.

SECTION 6.  EVENTS OF DEFAULT.

         If any of the following (each of the following herein sometimes called an "Event of Default") shall occur and be continuing:

         6.01.....Borrower shall fail to pay any of the Borrower's Obligations as and when the same shall become due and payable, whether by reason of demand, maturity, acceleration or otherwise;

         6.02.....Any representation or warranty made by Borrower and/or any other Obligor in this Agreement, in any other Transaction Document or in any certificate, agreement, instrument or statement furnished or made or delivered pursuant hereto or thereto or in connection herewith or therewith, shall prove to have been untrue or incorrect in any material respect when made or effected;

         6.03.....Borrower shall fail to perform or observe any term, covenant or provision contained in Section 2.01(b), Section 2.01(c), Section 2.01(d),
Section 2.03(e), Section 5.01(a), Section 5.01(c), Section 5.01(f), Section 5.01(k), Section 5.01(l), Section 5.01(m), Section 5.01(o), Section 5.01(p),
Section 5.01(q), Section 5.02 or Section 5.03;

         6.04.....Borrower shall fail to perform or observe any other term, covenant or provision contained in this Agreement (other than those specified in Sections 6.01, 6.02 or 6.03 above) and any such failure shall remain unremedied for fifteen (15) days after the earlier of (a) written notice of default is given to Borrower by Lender or (b) any officer of Borrower obtaining actual knowledge of such default;

         6.05.....This Agreement or any other Transaction Document shall at any time for any reason cease to be in full force and effect or shall be declared to be null and void by a court of competent jurisdiction, or if the validity or enforceability thereof shall be contested or denied by Borrower and/or any other Obligor, or if the transactions completed hereunder or thereunder shall be contested by Borrower and/or any other Obligor or if Borrower and/or any other Obligor shall deny that it has any further liability or obligation hereunder or thereunder;

         6.06.....Borrower, any other Obligor or any Subsidiary shall (a)
voluntarily commence any proceeding or file any petition seeking relief under Title 11 of the United States Code or any other Federal, state or foreign bankruptcy, insolvency, receivership, liquidation or similar law, (b) consent to the institution of, or fail to contravene in a timely and appropriate manner, any such proceeding or the filing of any such petition, (c) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator or similar official of itself, himself or herself or of a substantial part of its, his or her Property, (d) file an answer admitting the material allegations of a petition filed against itself, himself or herself in any such proceeding, (e) make a general assignment for the benefit of creditors, (f) become unable, admit in writing its, his or her inability or fail generally to pay its, his or her debts as they become due or (g) take any corporate or other action for the purpose of effecting any of the foregoing;

         6.07.....An involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (a) relief in respect of Borrower, any other Obligor or any Subsidiary, or of a substantial part of the Property of Borrower, any other Obligor or any Subsidiary, under Title 11 of the United States Code or any other Federal, state or foreign bankruptcy, insolvency, receivership, liquidation or similar law, (b) the appointment of a receiver, trustee, custodian, sequestrator or similar official of Borrower, any other Obligor or any Subsidiary or of a substantial part of the Property of Borrower, any other Obligor or any Subsidiary or (c) the winding-up or liquidation of Borrower, any other Obligor or any Subsidiary; and such proceeding or petition shall continue undismissed for forty-five (45) consecutive days or an order or decree approving or ordering any of the foregoing shall continue unstayed and in effect for forty-five (45) consecutive days;

         6.08.....[Intentionally Blank]

         6.09.....Any "Event of Default" (as defined therein) shall occur under or within the meaning of the Security Agreement or any other Transaction
Document;

         6.10.....Borrower, any other Obligor or any Subsidiary shall be declared by Lender to be in default on, or pursuant to the terms of, (a) any other present or future obligation to, or agreement with or in favor of, Lender, including, without limitation, any other loan, line of credit, revolving credit, guaranty or letter of credit reimbursement obligation or (b) any other present or future agreement, document or instrument purporting to grant Lender a Lien upon any Property of Borrower, such other Obligor or such Subsidiary, as the case may be, and any such default shall not be cured or waived in writing within any applicable cure or grace period (if any);

         6.11.....The occurrence of any default or event of default under or within the meaning of any agreement, document or instrument evidencing, securing, guaranteeing the payment of or otherwise relating to any Debt of Borrower, any other Obligor or any Subsidiary (other than the Borrower's Obligations) having an aggregate outstanding principal balance in excess of $50,000.00 which is not cured or waived in writing within any applicable cure or grace period (if any);

         6.12.....The occurrence of any default or event of default under or within the meaning of any agreement providing Borrower with any interest rate swap, interest rate cap or other interest rate hedge;

         6.13.....Borrower, any other Obligor or any Subsidiary shall have a judgment entered against it by a court having jurisdiction in the premises and such judgment shall not be appealed in good faith (and execution of such judgment stayed during such appeal) or satisfied by Borrower, such other Obligor or such Subsidiary, as the case may be, within thirty (30) days after the entry of such judgment;

         6.14.....The occurrence of a Reportable Event with respect to any
Pension Plan; the filing of a notice of intent to terminate a Pension Plan by Borrower, any ERISA Affiliate or any Subsidiary; the institution of proceedings to terminate a Pension Plan by the PBGC or any other Person; the withdrawal in a "complete withdrawal" or a "partial withdrawal" as defined in Sections 4203 and 4205, respectively, of ERISA by Borrower, any ERISA Affiliate or any Subsidiary from any Multi-Employer Plan; or the incurrence of any material increase in the contingent liability of Borrower or any Subsidiary with respect to any "employee welfare benefit plan" as defined in Section 3(1) of ERISA which covers retired employees and their beneficiaries; or

         6.15.....The institution by Borrower, any ERISA Affiliate or any
Subsidiary of steps to terminate any Pension Plan if, in order to effectuate such termination, Borrower, such ERISA Affiliate or such Subsidiary, as the case may be, would be required to make a contribution to such Pension Plan, or would incur a liability or obligation to such Pension Plan, in excess of $50,000.00; or the institution by the PBGC of steps to terminate any Pension Plan;

         THEN, and in each such event (other than an event described in Sections
6.07 or 6.08), Lender may declare that its obligation to make Loans and to issue Letters of Credit under this Agreement has terminated, whereupon such obligation of Lender shall be immediately and forthwith terminated, and Lender may further declare the entire outstanding principal balance of and all accrued and unpaid interest on the Notes and all of the other Borrower's Obligations to be forthwith due and payable, whereupon all of the unpaid principal balance of and all accrued and unpaid interest on the Notes and all of such other Borrower's Obligations shall become and be immediately due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by Borrower, and Lender may exercise any and all other rights and remedies which it may have under any other Transaction Document or at law or in equity; provided, however, that upon the occurrence of any event described in Sections 6.07 or 6.08, Lender's obligation to make Loans and to issue Letters of Credit under this Agreement shall automatically terminate and the entire outstanding principal balance of and all accrued and unpaid interest on the Notes and all of the other Borrower's Obligations shall automatically become immediately due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by Borrower, and Lender may exercise any and all other rights and remedies which it may have under any other Transaction Document or at law or in equity. If any Event of Default has occurred and is continuing, in addition to all of Lender's other rights and remedies under this Agreement and the other Transaction Documents and at law or in equity, Lender shall have the right, in its sole and absolute discretion, to (a) reduce the amount of the Lender's Revolving Credit Commitment, (b) create reserves and/or allowances against Unused Availability, Eligible Accounts and/or Eligible Inventory and/or (c) reduce the advance rates against Eligible Accounts and/or Eligible Inventory set forth in the definition of the Borrowing Base.

SECTION 7.  GENERAL.

         7.01.....No Waiver. No failure or delay by Lender in exercising any right, remedy, power or privilege under this Agreement or under any other Transaction Document shall operate as a waiver thereof; nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights and remedies provided in this Agreement and in the other Transaction Documents are cumulative and not exclusive of any rights and/or remedies provided by law. Nothing contained in this Agreement shall in any way affect the right of Lender to exercise any statutory or common law right of banker's lien or set-off.

         7.02.....Right of Set-Off. Upon the occurrence and during the continuance of any Event of Default, Lender is hereby authorized at any time and from time to time, without notice to Borrower (any such notice being expressly waived by Borrower) and to the fullest extent permitted by law, to set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by Lender and any and all other indebtedness at any time owing by Lender to or for the credit or account of Borrower against any and all of the Borrower's Obligations irrespective of whether or not Lender shall have made any demand under this Agreement or under any other Transaction Document and although such obligations may be contingent or unmatured. Lender agrees to promptly notify Borrower after any such set-off and application made by Lender, provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. The rights of Lender under this
Section 7.02 are in addition to any other rights and remedies (including, without limitation, other rights of set-off) which Lender may have. Nothing contained in this Agreement or any other Transaction Document shall impair the right of Lender to exercise any right of set-off or counterclaim it may have against Borrower and to apply the amount subject to such exercise to the payment of indebtedness of Borrower unrelated to this Agreement or the other Transaction Documents.

         7.03.....Cost and Expenses. Borrower agrees, whether or not any Loan is made under this Agreement and/or any Letter of Credit is issued under this Agreement, to pay Lender upon demand for (a) all out-of-pocket costs and expenses and all Attorneys' Fees incurred by Lender in connection with the preparation, documentation, negotiation and/or execution of this Agreement and the other Transaction Documents, (b) all recording, filing and search fees and expenses incurred by Lender in connection with this Agreement and the other Transaction Documents, (c) all out-of-pocket costs and expenses and all Attorneys' Fees incurred by Lender in connection with the (i) the preparation, documentation, negotiation and execution of any amendment, modification, extension, renewal or restatement of this Agreement and/or any other Transaction Document, (ii) the preparation of any waiver or consent under this Agreement and/or under any other Transaction Document or (iii) any Default or Event of Default, (d) if an Event of Default occurs, all out-of-pocket costs and expenses and all Attorneys' Fees incurred by Lender in connection with such Event of Default and collection and other enforcement proceedings resulting therefrom and
(e) all other Attorneys' Fees incurred by Lender relating to or arising out of or in connection with this Agreement and/or any other Transaction Document. Borrower further agrees to pay or reimburse Lender for any stamp or other taxes which may be payable with respect to the execution, delivery, recording and/or filing of this Agreement and/or any other Transaction Document. All of the obligations of Borrower under this Section 7.03 shall survive the satisfaction and payment of the Borrower's Obligations and the termination of this Agreement.

         7.04.....Environmental Indemnity. Borrower hereby agrees to defend and indemnify Lender and hold Lender harmless from and against any and all losses, liabilities, damages, injuries, claims, costs and expenses of any and every kind whatsoever (including, without limitation, court costs and reasonable attorneys' fees and expenses) which at any time or from time to time may be paid, incurred or suffered by, or asserted against, Lender for, with respect to or as a direct or indirect result of the violation by Borrower or any Subsidiary of any Environmental Laws; or with respect to, or as a direct or indirect result of the presence on or under, or the Release from, properties owned, leased or operated by Borrower and/or any Subsidiary in the conduct of their respective businesses into or upon any land, the atmosphere or any watercourse, body of water or wetland, of any Hazardous Substances or any other hazardous or toxic waste, substance or constituent or other substance (including, without limitation, any losses, liabilities, damages, injuries, costs, expenses or claims asserted or arising under the Environmental Laws); and the provisions of and undertakings and indemnification set out in this Section 7.04 shall survive the satisfaction and payment of the Borrower's Obligations and the termination of this Agreement.

         7.05.....General Indemnity. In addition to the payment of expenses pursuant to Section 7.03, whether or not the transactions contemplated hereby shall be consummated, Borrower hereby agrees to defend, indemnify, pay and hold Lender and any holder(s) of the Notes, and the officers, directors, employees, agents and affiliates of Lender and such holder(s) (collectively, the "Indemnitees") harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel for such Indemnitees in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not such Indemnitees shall be designated a party thereto), that may be imposed on, incurred by or asserted against the Indemnitees, in any manner relating to or arising out of this Agreement, any other Transaction Document and/or any other agreement, document or instrument heretofore, now or hereafter executed and delivered by Borrower and/or any other Obligor in connection herewith or therewith, the statements contained in any commitment letters delivered by Lender, Lender's agreement to make Loans and/or issue Letters of Credit under this Agreement or the use or intended use of the proceeds of any Loan or of any Letter of Credit under this Agreement (collectively, the "indemnified liabilities"); provided that Borrower shall have no obligation to an Indemnitee hereunder with respect to indemnified liabilities arising from the gross negligence or willful misconduct (including, without limitation, a breach of Lender's obligations hereunder or under any other agreement related hereto) of that Indemnitee as determined by a court of competent jurisdiction in a final nonappealable order. To the extent that the undertaking to indemnify, pay and hold harmless set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, Borrower shall contribute the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all indemnified liabilities incurred by the Indemnitees or any of them. The provisions of the undertakings and indemnification set out in this Section 7.05 shall survive satisfaction and payment of the Borrower's Obligations and the termination of this Agreement.

         7.06.....Authority to Act. Lender shall be entitled to act on any notices and instructions (telephonic or written) believed by Lender in good faith to have been sent or delivered by any person authorized to act on behalf of Borrower pursuant hereto, regardless of whether such notice or instruction was in fact delivered by a person authorized to act on behalf of Borrower, and Borrower hereby agrees to defend and indemnify Lender and hold Lender harmless from and against any and all losses, costs and expenses, if any, ensuing from any such action.

         7.07.....Notices. Except as otherwise specifically set forth in this
Agreement, each notice, request, demand, consent, confirmation or other communication under this Agreement shall be in writing and delivered in person or sent by telecopy, recognized overnight courier or registered or certified mail, return receipt requested and postage prepaid, to the applicable party at its address or telecopy number set forth on the signature page(s) of this Agreement, or at such other address or telecopy number as any party hereto may designate as its address for communications under this Agreement by notice so given. Such notices shall be deemed effective on the day on which delivered or sent if delivered in person or sent by telecopy (with answerback confirmation received), on the first (1st) Business Day after the day on which sent, if sent by recognized overnight courier or on the third (3rd) Business Day after the day on which mailed, if sent by registered or certified mail, except that notices to Lender under Section 2 shall not be effective unless and until actually received by Lender.

         7.08.....Consent to Jurisdiction; Waiver of Jury Trial. BORROWER HEREBY
IRREVOCABLY (A) SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY MISSOURI STATE COURT SITTING IN THE COUNTY OF ST. LOUIS, MISSOURI OR ANY UNITED STATES OF AMERICA COURT SITTING IN THE EASTERN DISTRICT OF MISSOURI, EASTERN DIVISION, AS LENDER MAY ELECT, IN ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT, (B) AGREES THAT ALL CLAIMS IN RESPECT TO SUCH SUIT, ACTION OR PROCEEDING MAY BE HELD AND DETERMINED IN ANY OF SUCH COURTS, (C) WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH BORROWER MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT, (D) WAIVES ANY CLAIM THAT SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM AND (E) WAIVES ALL RIGHTS OF ANY OTHER JURISDICTION WHICH BORROWER MAY NOW OR HEREAFTER HAVE BY REASON OF ITS PRESENT OR SUBSEQUENT DOMICILES. BORROWER AUTHORIZES THE SERVICE OF PROCESS UPON BORROWER BY REGISTERED MAIL SENT TO BORROWER AT ITS ADDRESS REFERENCED IN SECTION 7.07. BORROWER AND LENDER HEREBY IRREVOCABLY WAIVE THE RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY ACTION IN WHICH BORROWER AND LENDER ARE PARTIES RELATING TO OR ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER TRANSACTION DOCUMENTS.

         7.09.....Governing Law. This Agreement shall be governed by and construed in accordance with the substantive laws of the State of Missouri (without reference to conflict of law principles).

         7.10.....Amendments and Waivers. Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by Borrower and Lender. Any Event of Default under this Agreement may be waived by Lender if, but only if, such waiver is in writing and is signed by Lender.

         7.11.....References; Headings for Convenience. Unless otherwise specified herein, all references herein to Section numbers refer to Section numbers of this Agreement, all references herein to Exhibits "A", "B", "C", "D" and "E" refer to annexed Exhibits "A", "B", "C", "D" and "E" which are hereby incorporated herein by reference and all references herein to Schedules 4.05, 4.08, 4.10, 4.12, 4.16, 4.17, 4.18 and 5.02(n) refer to annexed Schedules 4.05,
4.08, 4.10, 4.12, 4.16, 4.17, 4.18 and 5.02(n) which are hereby incorporated herein by reference. The Section headings are furnished for the convenience of the parties and are not to be considered in the construction or interpretation of this Agreement.

         7.12.....Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns, except that Borrower may not assign or otherwise transfer any of its rights or delegate any of its obligations under this Agreement.

         7.13.....NO ORAL AGREEMENTS; ENTIRE AGREEMENT. ORAL AGREEMENTS OR
COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT, INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT, ARE NOT ENFORCEABLE. TO PROTECT BORROWER AND LENDER FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS REACHED BY BORROWER AND LENDER COVERING SUCH MATTERS ARE CONTAINED IN THIS AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS, WHICH AGREEMENT AND OTHER TRANSACTION DOCUMENTS ARE A COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENTS BETWEEN BORROWER AND LENDER, EXCEPT AS BORROWER AND LENDER MAY LATER AGREE IN WRITING TO MODIFY THEM. This Agreement embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings (oral or written) relating to the subject matter hereof.

         7.14.....Severability. In the event any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

         7.15.....Counterparts. This Agreement may be executed in any number of counterparts (including telecopy counterparts), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         7.16.....Resurrection of the Borrower's Obligations. To the extent that
Lender receives any payment on account of any of the Borrower's Obligations, and any such payment(s) or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, subordinated and/or required to be repaid to a trustee, receiver or any other Person under any bankruptcy act, state or Federal law, common law or equitable cause, then, to the extent of such payment(s) received, the Borrower's Obligations or part thereof intended to be satisfied and any and all Liens upon or pertaining to any Property of Borrower and theretofore created and/or existing in favor of Lender as security for the payment of such Borrower's Obligations shall be revived and continue in full force and effect, as if such payment(s) had not been received by Lender and applied on account of the Borrower's Obligations.

         7.17.....Independence of Covenants. All of the covenants contained in this Agreement and the other Transaction Documents shall be given independent effect so that if a particular action, event or condition is prohibited by any one of such covenants, the fact that it would be permitted by an exception to, or otherwise be in compliance within the provisions of, another covenant shall not avoid the occurrence of a Default or Event of Default if such action is taken, such event occurs or such condition exists.

         7.18.....Subsidiary Reference. Any reference in this Agreement to a
Subsidiary of Borrower, and any financial definition, ratio, restriction or other provision of this Agreement which is stated to be applicable to Borrower and its Subsidiaries or which is to be determined on a "consolidated" or "consolidating" basis, shall apply only to the extent Borrower has any Subsidiaries and, where applicable, to the extent any such Subsidiaries are consolidated with Borrower for financial reporting purposes in accordance with GAAP.

         7.19.....Compliance with Usury Laws. It is the intent of Borrower and
Lender in the execution and performance of this Agreement, the Notes and the other Transaction Documents to contract in strict compliance with any and all applicable usury laws, including conflicts of law concepts, governing the Loans and the other Borrower's Obligations. In furtherance thereof, Lender and Borrower stipulate and agree that none of the terms and provisions contained in this Agreement, the Notes or any of the other Transaction Documents shall ever be construed to create a contract to pay, as consideration for the use, forbearance or detention of money, interest at a rate in excess of the highest rate permitted by applicable law (the "Highest Lawful Rate") and that for purposes hereof "interest" shall include the aggregate of all charges which constitute interest under such laws that are contracted for, charged or received under this Agreement, the Notes or any of the other Transaction Documents; and in the event that, notwithstanding the foregoing, under any circumstances the aggregate amounts taken, reserved, charged, received or paid on the Loans and/or any of the other Borrower's Obligations include amounts which by applicable law are deemed interest which would exceed the Highest Lawful Rate, then such excess shall be deemed to be a mistake and Lender shall credit the same on the principal balance of the Loans and/or other Borrower's Obligations hereunder (or if all of the Borrower's Obligations shall have been paid in full, refund said excess to Borrower). In the event of demand for payment of the Notes and/or any of the other Borrower's Obligations by Lender, or in the event of any required or permitted prepayment, then such consideration that constitutes interest may never include more than the Highest Lawful Rate and any excess interest, if any, provided for in this Agreement, the Notes or otherwise shall be canceled automatically as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited against the principal balance of the Loans and/or other Borrower's Obligations hereunder (or, if all of the Borrower's Obligations shall have been repaid in full, refunded to Borrower). The provisions of the section shall control over all other provisions of this Agreement, the Notes and/or the other Transaction Documents which may be in apparent conflict herewith.






                     [Remainder of page intentionally blank]

         IN WITNESS WHEREOF, Borrower and Lender have executed this Amended and Restated Loan Agreement as of the 31st day of July, 2002.

                            FEATHERLITE, INC.


                            By       /s/ C. Clement
                            ------------------------------------------------
                            Title:   Pres.
                            ------------------------------------------------

                            Address:

                            Highways 63 and 9
                            P.O. Box 320
                            Cresco, Iowa 52136
                            Attention: Jeffery A. Mason, Chief Financial Officer

                            Telecopy No.: (563) 547-6099


                            U.S. BANK NATIONAL ASSOCIATION


                            By       /s/ Robin L. Van Meter
                            ---------------------------------------------------
                            Title:   AVP
                            ---------------------------------------------------

                            Address:

                            U.S. Bank Business Credit
                            7th and Washington, 5th Floor
                            P.O. Box 14651
                            St. Louis, Missouri 63178-4651
                            Attention: Robin Van Meter

                            Telecopy number: (314) 418-8556

                                    EXHIBIT A

                                   Definitions

         Account Debtor shall mean any Person who is and/or may become obligated to Borrower under or on account of any of the Accounts.

         Accounts shall mean all trade accounts receivable of Borrower arising out of the bona fide sale of goods and/or performance of services in the ordinary course of Borrower's business which have been invoiced by Borrower.

         Acquisition shall mean any transaction or series of related transactions, consummated on or after the date of this Agreement, by which Borrower or any Subsidiary directly or indirectly (a) acquires all or substantially all of the assets comprising one or more business units of any other Person, whether through purchase of assets, merger or otherwise or (b) acquires (in one transaction or as the most recent transaction in a series of transactions) at least (i) a majority (in number of votes) of the stock and/or other securities of a corporation having ordinary voting power for the election of directors (other than stock and/or other securities having such power only by reason of the happening of a contingency), (ii) a majority (by percentage of voting power) of the outstanding partnership interests of a partnership, (iii) a majority (by percentage of voting power) of the outstanding membership interests of a limited liability company or (iv) a majority of the ownership interests in any organization or entity other than a corporation, partnership or limited liability company.

         Adjusted Prime Rate shall mean the Prime Rate plus the Applicable Prime Margin. The Adjusted Prime Rate shall be adjusted automatically on and as of the effective date of any change in the Prime Rate and/or the Applicable Prime Margin.

         Affiliate shall mean any Person (a) which directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with Borrower or any Subsidiary, (b) which directly or indirectly through one or more intermediaries beneficially owns or holds or has the power to direct the voting power of Five Percent (5%) or more of any class of capital stock or other equity interests of Borrower or any Subsidiary, (c) which has Five Percent (5%) or more of any class of its capital stock or other equity interests beneficially owned or held, directly or indirectly, by Borrower or any Subsidiary or (d) who is a director, officer, manager or employee of Borrower or any Subsidiary. For purposes of this definition, "control" shall mean the power to direct the management and policies of a Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

         Applicable Prime Margin shall mean 0.5% per annum during the period commencing on the date of this Amended and Restated Loan Agreement until the first day of the first month following the delivery to Lender pursuant to
Section 5.01(a) of Borrower's financial statements for its fiscal year ending December 31, 2002. Thereafter, the Applicable Prime Margin shall mean the per annum rate shown in the applicable column below based on the Consolidated Net Income of Borrower as reflected in such financial statements:


If the Consolidated Net         Applicable Prime
Income is, then                 Margin is

=> $4,516,000.00                   0%

=> $3,613,000.00
<  $4,516,000.00                0.25%

< $3,613,000.00                  0.5%


         Attorneys' Fees shall mean the reasonable fees (and costs, charges and expenses related thereto) of the attorneys (and all paralegals, accountants and other staff employed by such attorneys) employed by Lender (including, without limitation, attorneys and paralegals who are employees of Lender or any affiliate of Lender) from time to time (a) in connection with the negotiation, preparation, execution, delivery, amendment, modification, extension, renewal, administration and/or enforcement of this Agreement and/or any other Transaction Document, (b) in connection with the preparation, negotiation or execution of any waiver or consent with respect to this Agreement and/or any other Transaction Document, (c) in connection with any Default or Event of Default under this Agreement, (d) to represent Lender in any litigation, contest, dispute, suit or proceeding, or to commence, defend or intervene in any litigation, contest, dispute, suit or proceeding, or to file any petition, complaint, answer, motion or other pleading or to take any other action in or with respect to any litigation, contest, dispute, suit or proceeding (whether instituted by Lender, Borrower or any other Person and whether in bankruptcy or otherwise) in any way or respect relating to this Agreement, any other Transaction Document, Borrower, any other Obligor, any Subsidiary, any Collateral and/or any Third Party Collateral, (e) to protect, collect, lease, sell, take possession of or liquidate any Collateral or any Third Party Collateral, (f) to attempt to enforce any security interest in or other Lien upon any Collateral or any Third Party Collateral or to give any advice with respect to such enforcement and/or (g) to enforce any of the rights or remedies of Lender to collect any of the Borrower's Obligations and/or any Guarantee thereof.

         Borrower's Obligations shall mean any and all present and future indebtedness (principal, interest, fees, collection costs and expenses, and other amounts), liabilities and obligations (including, without limitation, guaranty obligations, letter of credit reimbursement obligations and indemnity obligations) of Borrower to Lender evidenced by or arising under or in respect of this Agreement, any Note, any other Transaction Document and/or any other agreement, document or instrument heretofore, now or hereafter executed and delivered by Borrower to Lender, in each case whether now existing or hereafter arising, absolute or contingent, joint and/or several, secured or unsecured, direct or indirect, expressed or implied in law, contractual or tortious, liquidated or unliquidated, at law or in equity, or otherwise, and whether created directly or acquired by Lender by assignment or otherwise, and any and all costs of collection and/or Attorneys' Fees from time to time incurred in connection therewith.

         Borrowing Base shall mean, as of the date of any determination thereof, the sum of:

                  (a) (i) Eighty-Five Percent (85%) if the Rate of Dilution of Borrower's Accounts is less than or equal to Five Percent (5%), (ii) Eighty Percent (80%) if the Rate of Dilution of Borrower's Accounts is greater than Five Percent (5%) but less than or equal to Eight Percent (8%), (iii) Seventy-Five Percent (75%) if the Rate of Dilution of Borrower's Accounts is greater than Eight Percent (8%) but less than or equal to Ten Percent (10%) or (iv) Seventy-Percent (70%) if the Rate of Dilution of Borrower's Accounts is greater than Ten Percent (10%), of the face amount of the Eligible Accounts of Borrower as of such date (less maximum discounts, credits and allowances which may be taken by or granted to Account Debtors in connection therewith and/or adjustments for reserves and allowances deemed appropriate by Lender in its good faith discretion); plus

                  (b) the lesser of (i) the sum as of such date of (x) Thirty Percent (30%) of that portion of the Eligible Inventory of Borrower consisting of raw materials, plus (y) Seventy Percent (70%) of that portion of the Eligible Inventory of Borrower consisting of work-in-process, sub-assembly, finished goods and used trailers, all valued at the lower of cost or market in accordance with GAAP, or (ii) $12,000,000.00; plus

                  (c) $1,000,000.00 during any single period of sixty (60) consecutive days selected by Borrower occurring after the date of this Agreement and prior to the first anniversary of such date.

         Notwithstanding any provision contained in this definition of "Borrowing Base" to the contrary, Lender may at any time and from time to time, in its sole and absolute discretion, loan to Borrower more than the above stated percentage of Eligible Accounts and/or more than the above stated percentage of the value of Eligible Inventory, without notice to Borrower; provided, however, that no such over-advance shall establish a custom or course of dealing or entitle Borrower to any subsequent over-advance under the same or different circumstances.

         Lender reserves the right at any time and from time to time in its commercially reasonable good faith discretion to increase or decrease the percentage advance rates on Eligible Accounts and/or Eligible Inventory specified in this definition of "Borrowing Base" upon seven (7) days' prior written notice to Borrower.

         Borrowing Base Certificate shall have the meaning ascribed thereto in
Section 2.01(b).

         Business Day shall mean any day except a Saturday, Sunday or legal holiday observed by Lender.

         Capital Expenditure shall mean any expenditure to purchase or otherwise acquire a fixed asset (other than a Capitalized Lease Obligation) which, in accordance with GAAP, is required to be capitalized on the balance sheet of the Person making the same.

         Capitalized Lease shall mean any lease of Property, whether real and/or personal, by a Person as lessee which in accordance with GAAP is required to be capitalized on the balance sheet of such Person.

         Capitalized Lease Obligations of any Person shall mean, as of the date of any determination thereof, the amount at which the aggregate rental obligations due and to become due under all Capitalized Leases under which such Person is a lessee would be reflected as a liability on a balance sheet of such Person in accordance with GAAP.

         CERCLA shall mean the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C. ss.ss.9601 et seq., and as the same may from time to time be further amended.

         Code shall mean the Internal Revenue Code of 1986, as amended, and any successor statute of similar import, together with the regulations thereunder, in each case as in effect from time to time. References to sections of the Code shall be construed to also refer to any successor sections.

         Collateral shall mean any Property of Borrower which now or at any time hereafter secures the payment or performance of any of the Borrower's Obligations.

         Consolidated Debt shall mean, as of the date of any determination thereof, all Debt of Borrower and its Subsidiaries as of such date, determined on a consolidated basis and in accordance with GAAP.

         Consolidated EBITDA shall mean, for the period in question, the sum of
(a) Consolidated Net Income during such period plus (b) to the extent deducted in determining such Consolidated Net Income, the sum of (i) Consolidated Interest Expense during such period, plus (ii) all provisions for any Federal, state, local and/or foreign income taxes made by Borrower and its Subsidiaries during such period (whether paid or deferred), plus (iii) all depreciation and amortization expenses of Borrower and its Subsidiaries during such period, plus
(iv) any extraordinary losses during such period plus (v) any losses from the sale or other disposition of Property other than in the ordinary course of business during such period minus (c) to the extent added in determining such Consolidated Net Income, the sum of (i) any extraordinary gains during such period plus (ii) any gains from the sale or other disposition of Property other than in the ordinary course of business during such period, all determined on a consolidated basis and in accordance with GAAP.

         Consolidated EBITDAR shall mean, for the period in question, the sum of
(a) Consolidated Net Income during such period plus (b) to the extent deducted in determining such Consolidated Net Income, the sum of (i) Consolidated Interest Expense during such period, plus (ii) all provisions for any Federal, state, local and/or foreign income taxes made by Borrower and its Subsidiaries during such period (whether paid or deferred), plus (iii) all depreciation and amortization expenses of Borrower and its Subsidiaries during such period, plus
(iv) Consolidated Operating Lease Expense during such period, plus (v) any extraordinary losses during such period plus (vi) any losses from the sale or other disposition of Property other than in the ordinary course of business during such period minus (c) to the extent added in determining such Consolidated Net Income, the sum of (i) any extraordinary gains during such period plus (ii) any gains from the sale or other disposition of Property other than in the ordinary course of business during such period, all determined on a consolidated basis and in accordance with GAAP.

         Consolidated Fixed Charge Coverage Ratio shall mean, for the period in question, the ratio of (a) the sum of (i) Consolidated EBITDAR during such period, minus (ii) cash tax payments and Distributions made by Borrower and its Subsidiaries during such period, minus (iii) cash dividends paid by Borrower and its Subsidiaries during such period, minus (iv) unfinanced Capital Expenditures made by Borrower and its Subsidiaries during such period, to (b) Consolidated Fixed Charges during such period, all determined on a consolidated basis and in accordance with GAAP.

         Consolidated Fixed Charges shall mean, for the period in question, the sum of (a) the aggregate amount of all principal payments required to be made by Borrower and its Subsidiaries on all Debt during such period (including the principal portion of payments in respect of Capitalized Leases and Subordinated Indebtedness but excluding principal payments on the Revolving Credit Loans and principal payments made to Deutsche Financial Services Corporation), plus (b) Consolidated Interest Expense during such period, plus (c) Consolidated Operating Lease Expense during such period, all determined on a consolidated basis and in accordance with GAAP.

         Consolidated Interest Expense shall mean, for the period in question, without duplication, all gross interest expense of Borrower and its Subsidiaries (including, without limitation, all commissions, discounts and/or related amortization and other fees and charges owed by Borrower and its Subsidiaries with respect to letters of credit, the net costs associated with interest swap obligations of Borrower and its Subsidiaries, capitalized interest expense, the interest portion of Capitalized Lease Obligations and the interest portion of any deferred payment obligation) during such period, all determined on a consolidated basis and in accordance with GAAP.

         Consolidated Net Income shall mean the after-tax net income (or loss) of Borrower and its Subsidiaries for the period in question, determined on a consolidated basis and in accordance with GAAP.

         Consolidated Net Worth shall mean, as of the date of any determination thereof, the amount of the capital stock accounts (net of treasury stock, at cost) of Borrower and its Subsidiaries as of such date plus (or minus in the case of a deficit) the surplus and retained earnings of Borrower and its Subsidiaries as of such date, all determined on a consolidated basis and in accordance with GAAP.

         Consolidated Operating Lease Expense shall mean, for the period in question, the aggregate amount of all Operating Lease Expenses of Borrower and its Subsidiaries during such period, all determined on a consolidated basis and in accordance with GAAP.

         Consolidated Tangible Net Worth shall mean, as of the date of any determination thereof, the sum of (a) Consolidated Net Worth as of such date minus (b) the book value of all Intangible Assets of Borrower and its Subsidiaries as of such date plus (c) Subordinated Indebtedness as of such date, all determined on a consolidated basis and in accordance with GAAP.

         Consolidated Total Liabilities shall mean, as of the date of any determination thereof, all liabilities of Borrower and its Subsidiaries as of such date, determined on a consolidated basis and in accordance with GAAP.

         Debt of any Person shall mean, as of the date of determination thereof, the sum of (a) all Indebtedness of such Person for borrowed money or which has been incurred in connection with the purchase or other acquisition of Property (other than unsecured trade accounts payable incurred in the ordinary course of business) plus (b) all Capitalized Lease Obligations of such Person plus (c) the aggregate undrawn face amount of all letters of credit and/or surety bonds issued for the account and/or upon the application of such Person together with all unreimbursed drawings with respect thereto plus (d) all Guarantees by such Person of Debt of others.

         Default shall mean any event or condition the occurrence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

         Distribution in respect of any corporation or other entity shall mean:
(a) dividends or other distributions (other than stock dividends and stock splits) on or in respect of any of the capital stock or other equity interests of such corporation or other entity; and (b) the redemption, repurchase or other acquisition of any capital stock or other equity interests of such corporation or other entity or of any warrants, rights or other options to purchase any such capital stock or other equity interests.

         Eligible Accounts shall mean all Accounts other than: (a) Accounts which remain unpaid for more than ninety (90) days after their invoice dates and Accounts which are not due and payable within ninety (90) days after their invoice dates; (b) Accounts owing by a single Account Debtor, including a currently scheduled Account, if Twenty-Five Percent (25%) or more of the balance owing by said Account Debtor upon said Accounts is ineligible pursuant to clause
(a) above; (c) Accounts with respect to which the Account Debtor is a shareholder, member or partner of Borrower or an Affiliate; (d) Accounts with respect to which payment by the Account Debtor is or may be conditional and Accounts commonly known as bill and hold Accounts or Accounts of a similar or like arrangement except for those Accounts for which the Account Debtor has made a fixed, written commitment to purchase and the trailer or motorcoach subject to such commitment has been completed and is available for pickup and delivery; (e) Accounts with respect to which the Account Debtor is not a resident or citizen of or otherwise located in the continental United States of America, unless such

Accounts are backed in full by an irrevocable letter of credit in form and substance satisfactory to Lender issued by a domestic commercial bank acceptable to Lender; (f) Accounts with respect to which the Account Debtor is the United States of America, any state of the United States or any other governmental body or any department, agency or instrumentality of any of the foregoing, unless such Accounts are duly assigned to Lender in accordance with all applicable governmental and regulatory rules and regulations (including, without limitation, the Federal Assignment of Claims Act of 1940, as amended, if applicable) so that Lender is recognized by the Account Debtor to have all of the rights of an assignee of such Accounts; (g) Accounts with respect to which Borrower is or may become liable to the Account Debtor for goods sold or services rendered by such Account Debtor to Borrower, but only to the extent of Borrower's then aggregate liability to such Account Debtor (i.e. the excess of the aggregate face amount of Accounts of such Account Debtor over the aggregate liability of Borrower to such Account Debtor shall constitute an Eligible Account unless otherwise excepted under this definition of Eligible Accounts);
(h) Accounts with respect to which the goods giving rise thereto have not been shipped and delivered to and accepted as satisfactory by the Account Debtor thereof or with respect to which the services performed giving rise thereto have not been completed and accepted as satisfactory by the Account Debtor thereof except for those Accounts for which the Account Debtor has made a fixed, written commitment to purchase and the trailer or motorcoach subject to such commitment has been completed and is available for pickup and delivery and the Account Debtor has requested the Borrower to hold such trailer or motorcoach until the Account Debtor determines the most economical means of taking possession; (i) Accounts which are not invoiced (and dated as of such date) and sent to the Account Debtor thereof concurrently with or not later than five (5) days after the shipment and delivery to said Account Debtor of the goods giving rise thereto or the performance of the services giving rise thereto; (j) Accounts with respect to which possession and/or control of the goods sold giving rise thereto is held, maintained or retained by Borrower (or by any agent or custodian of Borrower) for the account of or subject to further and/or future direction from the Account Debtor thereof except for those Accounts for which the Account Debtor has made a fixed, written commitment to purchase and the trailer or motorcoach subject to such commitment has been completed and is available for pickup and delivery and the Account Debtor has requested the Borrower to hold such trailer or motorcoach until the Account Debtor determines the most economical means of taking possession; (k) Accounts arising from a consignment sale, a "sale on approval" or a "sale or return"; (l) Accounts as to which Lender, at any time or times hereafter, determines, in good faith, that the prospects of payment or performance by the Account Debtor is or will be impaired in any material respect; (m) Accounts of an Account Debtor to the extent, but only to the extent, that the same exceed a credit limit determined by Lender in its commercially reasonable good faith discretion, at any time or times hereafter; (n) Accounts which are subject to any dispute, offset, counterclaim, discount (except for prompt payment discounts that do not exceed Two Percent (2%) of the invoice amount) or other claim or defense on the part of the Account Debtor or to any claim on the part of the Account Debtor contesting or denying liability under such Account; (o) Accounts which have been restructured or extended or which include finance or service changes; (p) Accounts with respect to which the Account Debtor is located in the State of New Jersey, the State of Minnesota or the State of West Virginia; provided, however, that such restriction shall not apply if Borrower (i) has filed and has effective (A) in respect of Account Debtors located in the State of New Jersey, a Notice of Business Activities Report with the State of New Jersey Division of Taxation for the then current year, (B) in respect of Account Debtors located in the State of Minnesota, a Minnesota Business Activity Report with the Minnesota Department of Revenue for the then current year or (C) in respect of Account Debtors located in the State of West Virginia, a West Virginia Business Activity Report with the West Virginia Department of Tax and Revenue for the then current year, as applicable, or (ii) is otherwise exempt from such reporting requirements under the laws of such State(s); (q) Accounts which are not subject to a first priority perfected security interest and lien in favor of Lender; and
(r) Accounts which Lender otherwise determines from time to time, in the exercise of its commercially reasonable good faith discretion, to be ineligible.

         Eligible Inventory shall mean all Inventory of Borrower which consists of raw materials, work-in-process, sub-assembly or finished goods (specifically excluding any Inventory of Borrower which consists of packaging materials and/or shipping materials) other than: (a) any Inventory which is obsolete; (b) any Inventory which Lender determines from time to time in the exercise of its commercially reasonable good faith discretion is unacceptable due to age, type, category, quality and/or quantity; (c) any Inventory which is not located at a location owned by Borrower (including, without limitation, any Inventory in the possession of a warehouseman or processor for Borrower) unless Borrower has obtained and delivered to Lender such landlord waivers, warehousemen waivers, bailee letters, access and non-offset agreements and/or other agreements, documents or notices as may be required by Lender with respect to such Inventory; (d) any Inventory which is held by Borrower on a consignment, "sale on approval" or "sale or return" basis (provided that this shall not be deemed to exclude Borrower performed work-in process associated with ineligible consigned bus conversion shells); (e) any Inventory which is held by a third party on a consignment, "sale on approval" or "sale or return" basis; (f) any Inventory which is not located in the continental United States of America; (g) any Inventory which is not located at the chief executive office of Borrower, one of the locations listed on Exhibit A to the Security Agreement or another location with respect to which Borrower has complied with all of the requirements of Section 2(h) of the Security Agreement; and (h) any Inventory which is not subject to a first priority perfected security interest in favor of Lender.

         Environmental Claim shall mean any administrative, regulatory or judicial action, judgment, order, consent decree, suit, demand, demand letter, claim, Lien, notice of noncompliance or violation, investigation or other proceeding arising (a) pursuant to any Environmental Law or governmental or regulatory approval issued under any such Environmental Law, (b) from the presence, use, generation, storage, treatment, Release, threatened Release, disposal, remediation or other existence of any Hazardous Substance, (c) from any removal, remedial, corrective or other response action pursuant to an Environmental Law or the order of any governmental or regulatory authority or agency, (d) from any third party seeking damages, contribution, indemnification, cost recovery, compensation, injunctive or other relief in connection with a Hazardous Substance or arising from alleged injury or threat of injury to health, safety, natural resources or the environment or (e) from any Lien against any Property owned, leased or operated by Borrower or any Subsidiary in favor of any governmental or regulatory authority or agency in connection with a Release, threatened Release or disposal of a Hazardous Substance.

         Environmental Law shall mean any Federal, state, local, foreign or other statute, law, rule, regulation, order, consent decree, judgment, permit, license, code, covenant, deed restriction, common law, treaty, convention, ordinance or other requirement relating to public health, safety or the environment, including, without limitation, those relating to Releases, discharges or emissions to air, water, land or groundwater, to the withdrawal or use of groundwater, to the use and handling of polychlorinated biphenyls or asbestos, to the disposal, treatment, storage or management of hazardous or solid waste, Hazardous Substances or crude oil, or any fraction thereof, to exposure to toxic or hazardous materials, to the handling, transportation, discharge or release of gaseous or liquid Hazardous Substances and any rule, regulation, order, notice or demand issued pursuant to such law, statute or ordinance, in each case applicable to any of the Property owned, leased or operated by Borrower or any Subsidiary or the operation, construction or modification of any such Property, including, without limitation, the following:
CERCLA, the Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act of 1976 and the Hazardous and Solid Waste Amendments of 1984, the Hazardous Materials Transportation Act, as amended, the Federal Water Pollution Control Act, as amended by the Clean Water Act of 1976, the Safe Drinking Water Control Act, the Clean Air Act of 1966, as amended, the Toxic Substances Control Act of 1976, the Occupational Safety and Health Act of 1970, as amended, the Emergency Planning and Community Right-to-Know Act of 1986, the National Environmental Policy Act of 1975, the Oil Pollution Act of 1990 and any similar or implementing state or local law, and any state or local statute and any further amendments to these laws providing for financial responsibility for cleanup or other actions with respect to the Release or threatened Release of Hazardous Substances or crude oil, or any fraction thereof and all rules, regulations, guidance documents and publication promulgated thereunder.

         ERISA shall mean the Employee Retirement Income Security Act of 1974, as amended, and any successor statute of similar import, together with the regulations thereunder, in each case as in effect from time to time. References to sections of ERISA shall be construed to also refer to any successor sections.

         ERISA Affiliate shall mean any corporation, trade or business that is, along with Borrower or any Subsidiary, a member of a controlled group of corporations or a controlled group of trades or businesses, as described in Sections 414(b) and 414(c), respectively, of the Code or Section 4001 of ERISA.

         Eurodollar Business Day shall mean any Business Day on which commercial bank(s) are open for international business (including dealings in dollar deposits) in London.

         Event of Default shall have the meaning ascribed thereto in Section 6.

         GAAP shall mean, at any time, generally accepted accounting principles at such time in the United States.

         Guarantee by any Person shall mean any obligation (other than endorsements of negotiable instruments for deposit or collection in the ordinary course of business), contingent or otherwise, of such Person guaranteeing, or in effect guaranteeing, any Indebtedness, liability, dividend or other obligation of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, all obligations incurred through an agreement, contingent or otherwise, by such Person: (a) to purchase such Indebtedness or obligation or any Property constituting security therefor, (b) to advance or supply funds (i) for the purchase or payment of such Indebtedness or obligation, (ii) to maintain working capital or other balance sheet condition or otherwise to advance or make available funds for the purchase or payment of such Indebtedness or obligation, (iii) to lease property or to purchase securities or other property or services primarily for the purpose of assuring the owner of such Indebtedness or obligation of the ability of the primary obligor to make payment of the Indebtedness or obligation or (iv) otherwise to assure the owner of the Indebtedness or obligation of the primary obligor against loss in respect thereof. For the purposes of all computations made under this Agreement, a Guarantee in respect of any Indebtedness for borrowed money shall be deemed to be Indebtedness equal to the then outstanding principal amount of such Indebtedness for borrowed money which has been guaranteed or such lesser amount to which the maximum exposure of the guarantor shall have been specifically limited, and a Guarantee in respect of any other obligation or liability or any dividend shall be deemed to be Indebtedness equal to the maximum aggregate amount of such obligation, liability or dividend or such lesser amount to which the maximum exposure of the guarantor shall have been specifically limited. Guarantee when used as a verb shall have a correlative meaning.

         Hazardous Substance shall mean any hazardous or toxic material, substance or waste, pollutant or contaminant which is regulated under any Environmental Law or any other statute, law, ordinance, rule or regulation of any Federal, state, local, foreign or other body, instrumentality, agency, authority or official having jurisdiction over any of the Property owned, leased or operated by Borrower or any Subsidiary or its use, including, without limitation, any material, substance or waste which is: (a) defined as a hazardous substance under Section 311 of the Federal Water Pollution Control Act (33 U.S.C. ss.ss.1317), as amended; (b) regulated as a hazardous waste under
Section 1004 or Section 3001 of the Federal Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act (42 U.S.C. ss.ss.6901 et seq.), as amended; (c) defined as a hazardous substance under Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. ss.ss.9601 et seq.), as amended; or (d) defined or regulated as a hazardous substance or hazardous waste under any rules or regulations promulgated under any of the foregoing statutes.

         Indebtedness shall mean, with respect to any Person, without duplication, all indebtedness, liabilities and obligations of such Person which in accordance with GAAP are required to be classified upon a balance sheet of such Person as liabilities of such Person, and in any event shall include all
(a) obligations of such Person for borrowed money or which have been incurred in connection with the purchase or other acquisition of Property, (b) obligations secured by any Lien on, or payable out of the proceeds of or production from, any Property owned by such Person, whether or not such Person has assumed or become liable for the payment of such obligations, (c) indebtedness, liabilities and obligations of third parties, including joint ventures and partnerships of which such Person is a venturer or general partner, recourse to which may be had against such Person, (d) obligations created or arising under any conditional sale or other title retention agreement with respect to Property acquired by such Person, notwithstanding the fact that the rights and remedies of the seller, lender or lessor under such agreement in the event of default are limited to repossession or sale of such Property, (e) Capitalized Lease Obligations of such Person, (f) the aggregate undrawn face amount of all letters of credit and/or surety bonds issued for the account of and/or upon the application of such Person together with all unreimbursed drawings with respect thereto and (g) indebtedness, liabilities and obligations of such Person under Guarantees.

         Intangible Assets shall mean all patents, trademarks, service marks, copyrights, trade names, goodwill (including any amounts, however designated, representing the cost of acquisition of business and investments in excess of the book value thereof), unamortized debt discount and expense, unamortized deferred charges, deferred research and development costs, any write-up of asset value after the date of this Agreement, non-competition covenants, signing bonuses, deferred taxes, loans, advances and/or other amounts due from shareholders, directors, officers, managers and/or employees, intercompany accounts, investments in and receivables due from affiliates, deposits for insurance, utilities and the like and any other assets treated as intangible assets under GAAP, other than prepaid expenses and other forms of prepaid assets.

         Inventory shall mean all inventory owned by Borrower.

         Investment shall mean any investment (including, without limitation, any loan or advance) by Borrower or any Subsidiary in or to any Person, whether payment therefor is made in cash or capital stock or other equity interests of Borrower or any Subsidiary, and whether such investment is by acquisition of stock or other equity interests or Indebtedness, or by loan, advance, transfer of Property out of the ordinary course of business, capital contribution, equity or profit sharing interest, extension of credit on terms other than those normal in the ordinary course of business or otherwise.

         Lender's Revolving Credit Commitment shall mean the sum of $14,000,000.00.

         Lien shall mean any interest in any Property securing an obligation owed to, or a claim by, a Person other than the owner of the Property, whether such interest is based on common law, statute or contract, including, without limitation, any security interest, mortgage, deed of trust, pledge, hypothecation, judgment lien or other lien or encumbrance of any kind or nature whatsoever, any conditional sale or trust receipt, any lease, consignment or bailment for security purposes and any Capitalized Lease. The term "Lien" shall include reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting Property.

         Loan shall mean each Revolving Credit Loan and each Term Loan and Loans shall mean any or all of the foregoing.

         Material Adverse Effect shall mean (a) a material adverse effect on the Properties, assets, liabilities, business, operations, prospects, income or condition (financial or otherwise) of Borrower and its Subsidiaries or any other Obligor taken as a whole, (b) material impairment of the ability of Borrower and/or any other Obligor to perform any of its obligations under this Agreement, any Note and/or any other Transaction Document or (c) material impairment of the enforceability of the rights of, or benefits available to, Lender under this Agreement, any Note and/or any other Transaction Document.

         Moody's shall mean Moody's Investors Service, Inc.

         Multi-Employer Plan shall mean a "multi-employer plan" as defined in
Section 4001(a)(3) of ERISA which is maintained for employees of Borrower, any Subsidiary or any ERISA Affiliate or to which Borrower, any Subsidiary or any ERISA Affiliate has contributed in the past or currently contributes.

         Notes shall mean the Revolving Credit Note and the Term Loan Notes.

         Notice of Borrowing shall have the meaning ascribed thereto in Section 2.04.

         Obligor shall mean Borrower and each other Person who is or shall at any time hereafter become primarily or secondarily liable on any of the Borrower's Obligations or who grants Lender a Lien upon any of the Property of such Person as security for any of the Borrower's Obligations and/or any Guarantee thereof.

         Occupational Safety and Health Laws shall mean the Occupational Safety and Health Act of 1970, as amended, and any other Federal, state or local statute, law, ordinance, code, rule, regulation, order or decree regulating, relating to or imposing liability or standards of conduct concerning employee health and/or safety, as now or at any time hereafter in effect.

         Operating Lease shall mean any lease of Property, whether real and/or personal, by a Person as lessee which is not a Capitalized Lease.

         Operating Lease Expenses shall mean with respect to any Person, for the period in question, the aggregate amount of rental and other expenses incurred by such Person in respect of Operating Leases during such period, all determined in accordance with GAAP.

         Other Taxes shall have the meaning ascribed thereto in Section 2.21.

         PBGC shall mean the Pension Benefit Guaranty Corporation and any entity succeeding to any or all of its functions under ERISA.

         Pension Plan shall mean a "pension plan," as such term is defined in
Section 3(2) of ERISA, which is established or maintained by Borrower, any Subsidiary or any ERISA Affiliate, other than a Multi-Employer Plan.

         Permitted Liens shall mean any of the following:

                  (a)      Liens in favor of Lender;

                  (b) Liens on Property of a Subsidiary to secure obligations of such Subsidiary to Borrower;

                  (c) Liens for property taxes and assessments or governmental charges or levies and Liens securing claims or demands of mechanics and materialmen, provided payment thereof is not at the time required by Section 5.01(d) and/or 5.01(e);

                  (d) Liens (other than any Liens imposed by ERISA) incidental to the conduct of business or the ownership of Properties (including Liens in connection with worker's compensation, unemployment insurance and other like laws, warehousemen's and attorneys' liens and statutory landlords' liens) and Liens to secure the performance of bids, tenders or trade contracts, or to secure statutory obligations, surety or appeal bonds or other Liens of like general nature incurred in the ordinary course of business and not in connection with the borrowing of money or the purchase or other acquisition of Property; provided in each case the obligation secured is not overdue or, if overdue, is being contested in good faith by appropriate actions or proceedings being diligently conducted and for which adequate reserves in accordance with GAAP have been set aside;

                  (e) survey exceptions, easements, reservations, rights of others for rights-of-way, utilities and other similar purposes and/or zoning or other restrictions as to the use of real properties, which are necessary or desirable for the conduct of the activities of Borrower and its Subsidiaries or which customarily exist on properties of Persons engaged in similar activities and similarly situated and which do not in any event materially impair the use of such real properties in the operation of the business of the Borrower and its Subsidiaries;

                  (f) Liens existing as of the date of this Agreement and listed on Schedule 4.12 attached hereto (without giving effect to any changes to Schedule 4.12 made after the date of this Agreement);

                  (g) purchase money Liens granted to a Person financing a Capital Expenditure permitted by Section 5.01(o)(iv) of this Agreement so long as (i) the Lien granted is limited to the specific fixed assets acquired and the proceeds thereof, (ii) the aggregate principal amount of Debt secured by the Lien is not more than the acquisition cost of the specific fixed assets on which the Lien is granted and
          (iii) the transaction does not violate any other provision of this Agreement;

                  (h) Capitalized Leases permitted by Section 5.01(o)(iv) of this Agreement.

         Permitted Real Estate Sale shall mean the sale by Borrower, no later than July 31, 2002, of Borrower's owned real property located in Sanford, Florida; provided that (i) no Default or Event of Default shall have occurred and remain in existence at the time of such sale, (ii) such sale shall be consummated on terms and conditions set forth in that certain Contract for Sale and Purchase dated June 28, 2002 between Borrower and GBNM Partnership, and
(iii) contemporaneously with such sale, Borrower shall enter into a lease of such real property on terms and conditions set forth in that certain Commercial Lease dated as of August 1, 2002 between Borrower and GBNM Partnership.

         Person shall mean any individual, sole proprietorship, partnership, joint venture, limited liability company, trust, unincorporated organization, association, corporation, institution, entity or government (whether national, Federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

         Prime Loan shall mean any Loan or any portion of any Loan bearing interest based on the Adjusted Prime Rate.

         Prime Rate shall mean the interest rate announced from time to time by Lender as its "prime rate" (which rate shall fluctuate as and when said prime rate shall change). Borrower acknowledges that such "prime rate" is a reference rate and does not necessarily represent the lowest or best rate offered by Lender to its customers.

         Property shall mean any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible. Properties shall mean the plural of Property. For purposes of this Agreement, Borrower and each Subsidiary shall be deemed to be the owner of any Property which it has acquired or holds subject to a conditional sale agreement, financing lease or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person for security purposes.

         Rate of Dilution of Borrower's Accounts shall mean the value of all non-cash credits to Borrower's Accounts (including, without limitation, bad debt expense) during the twelve (12) month period immediately preceding the date of calculation divided by Borrower's sales during said period. The Rate of Dilution shall be calculated by Lender in connection with each of its collateral examinations of the Borrower's Accounts (which calculation shall be conclusive in the absence of manifest error), and the Rate of Dilution as so calculated by Lender shall be and remain the applicable Rate of Dilution until the next collateral examination is performed by Lender. If the Rate of Dilution at the time of any calculation thereof has increased or decreased from the prior calculation thereof, then Lender shall adjust the advance rate for Accounts used in the Borrowing Base accordingly.

         RCRA shall mean the Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act of 1976 and Hazardous and Solid Waste Amendments of 1984, 42 U.S.C. ss.ss.6901 et seq., and any future amendments.

         Regulation D shall mean Regulation D of the Board of Governors of the Federal Reserve System, as from time to time amended.

         Regulatory Change shall have the meaning ascribed thereto in Section 2.16.

         Release shall mean any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping or disposing into the environment, including, without limitation, the abandonment or discarding of barrels, drums, containers, tanks and/or other receptacles containing (or containing traces of) any Hazardous Substance.

         Reportable Event shall have the meaning given to such term in ERISA.

         Restricted Investment shall mean any Investment, or any expenditure or any incurrence of any liability to make any expenditure for an Investment, other than:

                  (a) loans and/or advances by any Subsidiary to Borrower which are subordinated in writing to the payment of the Borrower's Obligations in form and substance satisfactory to Lender;

                  (b) direct obligations of the United States of America or any instrumentality or agency thereof, the payment of which is unconditionally guaranteed by the United States of America or any instrumentality or agency thereof (all of which Investments must mature within twelve (12) months from the time of acquisition thereof);

                  (c) Investments in readily marketable commercial paper which, at the time of acquisition thereof by Borrower or any Subsidiary, is rated A-1 or better by S&P and P-1 or better by Moody's and which matures within 270 days from the date of acquisition thereof, provided that the issuer of such commercial paper shall, at the time of acquisition of such commercial paper, have a senior long-term debt rating of at least A by S&P and Moody's;

                  (d) negotiable certificates of deposit or negotiable bankers acceptances issued by Lender or any other bank or trust company organized under the laws of the United States of America or any state thereof, which bank or trust company (other than Lender to which such restrictions shall not apply) is a member of both the Federal Deposit Insurance Corporation and the Federal Reserve System and has a Thomson BankWatch Global Issuer Rating of "B" or better (all of which Investments must mature within twelve (12) months from the time of acquisition thereof);

                  (e) repurchase agreements, which shall be collateralized for at least 102% of face value, issued by Lender or any other bank or trust company organized under the laws of the United States or any state thereof, which bank or trust company (other than Lender to which such restrictions shall not apply) is a member of both the Federal Deposit Insurance Corporation and the Federal Reserve System and has a Thomson BankWatch Global Issuer Rating of "B" or better (all of which Investments must mature within twelve (12) months from the time of acquisition thereof);

                  (f) Investments existing as of the date of this Agreement and listed on Schedule 4.18 attached hereto (without giving effect to any changes to Schedule 4.18 made after the date of this Agreement), and any future retained earnings in respect thereof; and

                  (g) loans or advances in the usual and ordinary course of business to officers and/or employees of Borrower or a Subsidiary for business expenses in the aggregate principal amount of up to $50,000.00 at any one time outstanding; and

                  (h) extensions of credit in the nature of accounts receivable or notes receivable arising from the sale of goods or services in the ordinary course of business.

         Revolving Credit Loan and Revolving Credit Loans shall have the respective meanings ascribed thereto in Section 2.01(a).

         Revolving Credit Note shall have the meaning ascribed thereto in
Section 2.05(a).

         Revolving Credit Period shall mean the period commencing on the date of this Agreement and ending June 30, 2005; provided, however, that the Revolving Credit Period shall end on the date the Lender's Revolving Credit Commitment is terminated pursuant to Section 6 or otherwise.

         S&P shall mean Standard and Poor's Ratings Group.

         Security Agreement shall mean that certain Security Agreement dated as of the date hereof and executed by Borrower in favor of Lender, as the same may from time to time be amended, modified, extended, renewed or restated.

         Security Documents shall mean (i) the Security Agreement, (ii) that certain Mortgage dated September 24, 1998, recorded with the Page County, Iowa Recorder of Deeds on October 20, 1998 as Instrument No. 982924, (iii) that certain Mortgage dated September 24, 1998, recorded with the Howard County, Iowa Recorder of Deeds on October 16, 1998 in Book 242, Page 44, (iv) that certain Mortgage dated September 24, 1998, recorded with the Chickasaw County, Iowa Recorder of Deeds on October 16, 1998 in Book 187, Page 230, (v) that certain Security Interest, Pledge and License of Patents, Trademarks and Copyrights dated as of September 24, 1998 and executed by Borrower in favor of Lender, and
(vi) such other collateral documents as Borrower has or may hereafter execute in favor of Lender as security for Borrower's Obligations.

         Subordinated Indebtedness shall mean, as of the date of any determination thereof, the aggregate principal amount of all Indebtedness of Borrower outstanding as of such date which is subordinated in writing (either by its terms or pursuant to a subordination agreement) to the payment and priority of all of the Borrower's Obligations in form and substance satisfactory to Lender.

         Subsidiary shall mean any corporation or other entity of which more than Fifty Percent (50%) of the issued and outstanding capital stock or other equity interests entitled to vote for the election of directors, managers or other persons performing similar functions (other than by reason of default in the payment of dividends or other distributions) is at the time owned directly or indirectly by Borrower or any Subsidiary.

         Taxes shall have the meaning ascribed thereto in Section 2.21.

         Term Loan shall have the meaning ascribed thereto in Section 2.02.

         Term Loan Note shall have the meaning ascribed thereto in Section 2.05(b).

         Third Party Collateral shall mean any Property of any Obligor other than Borrower which now or at any time hereafter secure the payment or performance of any of the Borrower's Obligations and/or any Guarantee thereof.

         Transaction Documents shall mean this Agreement, the Notes, the Security Agreement and any and all other agreements, documents and instruments heretofore, now or hereafter delivered to Lender with respect to or in connection with or pursuant to this Agreement, any Loans made hereunder, any Letters of Credit issued hereunder, any of the Borrower's Obligations and/or any Guarantee of any of the Borrower's Obligations, and executed by or on behalf of Borrower and/or any other Obligor, including, without limitation, any agreement, document or instrument heretofore, now or hereafter executed by Borrower with or in favor of Lender providing for any interest rate swap, interest rate cap or other interest rate hedge, all as the same may from time to time be amended, modified, extended, renewed or restated.

         Unused Availability shall mean, as of any date, the sum of (a) the lesser of (i) the amount of Lender's Revolving Credit Commitment as of such date or (ii) the Borrowing Base as of such date minus (b) the aggregate principal amount of all Revolving Credit Loans outstanding as of such date.

         Voting Stock shall mean, with respect to any corporation or other entity, any shares of stock or other equity interests of such corporation or other entity whose holders are entitled under ordinary circumstances to vote for the election of directors (or Persons performing similar functions) of such corporation or other entity (irrespective of whether at the time stock or other equity interests of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

         Welfare Plan shall mean a "welfare plan" as such term is defined in
Section 3(1) of ERISA, which is established or maintained by Borrower, any Subsidiary or any ERISA Affiliate, other than a Multi-Employer Plan.

                                    EXHIBIT B

                           Borrowing Base Certificate


                           BORROWING BASE CERTIFICATE


TO:      Firstar  Bank, National
Association                            Certificate No.___________          Certificate Date:   __/__/__
FROM:                                 Activity From:   __/__/__                         To:   __/__/__

                                                                       A/R         R/M & SUPPLIES           WIP              F/G
-----------------------------------------------------------------------------------------------------------------------------------
1 Control Balance from previous cert. # __________
-----------------------------------------------------------------------------------------------------------------------------------
2 Add: Gross Invoices from    /  /    to     /  /
-----------------------------------------------------------------------------------------------------------------------------------
3 Less: Credit Memos from    /  /    to    /  /
-----------------------------------------------------------------------------------------------------------------------------------
4 Total Cash Collections from    /  /    to    /  /
-----------------------------------------------------------------------------------------------------------------------------------
5 - Non-A/R Collections from    /  /    to    /  /
-----------------------------------------------------------------------------------------------------------------------------------
6 + Discounts & Allow. from    /  /  to    /  /
-----------------------------------------------------------------------------------------------------------------------------------
7= Total Gross Payments Posted to A/R (4-5+6)
-----------------------------------------------------------------------------------------------------------------------------------
8+ Misc. Debit Adjustments
-----------------------------------------------------------------------------------------------------------------------------------
9- Misc. Credit Adjustments
-----------------------------------------------------------------------------------------------------------------------------------
10 A/R BALANCE THIS CERTIFICATE (1+2-3-7+8-9)
-----------------------------------------------------------------------------------------------------------------------------------
11 INVENTORY BALANCE THIS CERTIFICATE
-----------------------------------------------------------------------------------------------------------------------------------
12 Less Ineligibles as of    /  /
-----------------------------------------------------------------------------------------------------------------------------------
13 Eligible Receivables(AR) & Eligible Inventory
-----------------------------------------------------------------------------------------------------------------------------------
14 Approved Rate of Advance                                          %                    %                  %                 %
-----------------------------------------------------------------------------------------------------------------------------------
15 Availability (13 x 14)
-----------------------------------------------------------------------------------------------------------------------------------
16 Total Inventory Available
-----------------------------------------------------------------------------------------------------------------------------------
17 Loan Sublimit
-----------------------------------------------------------------------------------------------------------------------------------
18 Lesser of Availability or Sublimit (16 or 17)
-----------------------------------------------------------------------------------------------------------------------------------
19 Combined Availability (A/R & Inventory)
-----------------------------------------------------------------------------------------------------------------------------------
20 Facility Cap for Revolving portion of loan only
-----------------------------------------------------------------------------------------------------------------------------------
21 Lessor of the Facility Cap or Total Availability (29 or 20)
-----------------------------------------------------------------------------------------------------------------------------------
22 Less Letters of Credit
-----------------------------------------------------------------------------------------------------------------------------------
23 Less Loan Reserve
-----------------------------------------------------------------------------------------------------------------------------------
24 NET AVAILABILITY (21-22-23)
-----------------------------------------------------------------------------------------------------------------------------------
25 Loan Balance from previous cert. # __________
-----------------------------------------------------------------------------------------------------------------------------------
26- Total Cash Collections (same as 4)
-----------------------------------------------------------------------------------------------------------------------------------
27+ Total Loan Advances
-----------------------------------------------------------------------------------------------------------------------------------
28+ Loan Fees Charged
-----------------------------------------------------------------------------------------------------------------------------------
29+/- Other Adjustments
-----------------------------------------------------------------------------------------------------------------------------------
30= LOAN BALANCE THIS CERTIFICATE                                   #VALUE!
-----------------------------------------------------------------------------------------------------------------------------------
31 EXCESS(DEFICIT) AVAILABILITY (24-30)                             #VALUE!
-----------------------------------------------------------------------------------------------------------------------------------




       -----------------------------------------------------------------------------------------------
                                           Cash Remittance Detail
       -----------------------------------------------------------------------------------------------
                                               Non A/R Cash (Credit     Non Cash A/R
        Lock Box                               account other than       Reduction
        Deposit        Total Reduction to AR   A/R)                     (Discounts,             Amount of
        Reference #      (Credit to AR)                                 allowances or other)     Check
       -----------------------------------------------------------------------------------------------
                            BBR Line 7             BBR Line 5           BBR Line 6       BBR Line 4
       ===============================================================================================

       -----------------------------------------------------------------------------------------------

       -----------------------------------------------------------------------------------------------

       -----------------------------------------------------------------------------------------------

       -----------------------------------------------------------------------------------------------

       -----------------------------------------------------------------------------------------------

       -----------------------------------------------------------------------------------------------

       -----------------------------------------------------------------------------------------------

       -----------------------------------------------------------------------------------------------
       Totals
                    $                         $                    $                    $
                    -                         -                    -                    -
                    ----------------------------------------------------------------------------------

        Borrower hereby certifies to the truthfulness and accuracy of this report, any attached reports,
        (invoice registers, cash receipts journals, monthly A/R aging reconciled to the G/L, monthly breakdown of inventory by location and type reconciled to the G/L, and month-end open A/P listing reconciled to the G/L), and the amounts and statements set forth herein.
        By:_________________________________________________________________
        Title:_______________________________________________________________




--------------------------------------------------------------------------------------------------------------------
                                   Ineligibles
    Client Name: ___________________________
    Ineligible Collateral as of ___/___/___

    ----------------------------------------------------------------------------------------------------------------
                                             Accounts Receivable                                           Amount
    ----------------------------------------------------------------------------------------------------------------
    Over 90 days past invoice date
    ----------------------------------------------------------------------------------------------------------------
    Credits over 90 days
    ----------------------------------------------------------------------------------------------------------------
    25% Cross-age
    ----------------------------------------------------------------------------------------------------------------
    Contras  *
    ----------------------------------------------------------------------------------------------------------------
    Affiliate receivables  *
    ----------------------------------------------------------------------------------------------------------------
    Inter-company receivables  *
    ----------------------------------------------------------------------------------------------------------------
    Officer/Employees  *
    ----------------------------------------------------------------------------------------------------------------
    Federal or State Goverment A/R not supported by an Assignment of Claims form  *
    ----------------------------------------------------------------------------------------------------------------
    Debtors in Bankruptcy  *
    ----------------------------------------------------------------------------------------------------------------
    Finance Charges  *
    ----------------------------------------------------------------------------------------------------------------
    Foreign A/R not backed by L/Cs or FCIA Insurance  *
    ----------------------------------------------------------------------------------------------------------------
    Portion of accounts exceeding 20% of total eligible A/R
    ----------------------------------------------------------------------------------------------------------------
    Other:____________________________________________
    ----------------------------------------------------------------------------------------------------------------
    Other:____________________________________________
    ----------------------------------------------------------------------------------------------------------------
    Total Ineligible A/R
    ----------------------------------------------------------------------------------------------------------------
    * Net of amounts already included in past-due or cross-age categories.
    ----------------------------------------------------------------------------------------------------------------
                                     Inventory - Raw Materials & Supplies
    ----------------------------------------------------------------------------------------------------------------
    Inventory at Outside Processors
    ----------------------------------------------------------------------------------------------------------------
    Packaging Material
    ----------------------------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------------------------
    Other:____________________________________________
    ----------------------------------------------------------------------------------------------------------------
    Other:____________________________________________
    ----------------------------------------------------------------------------------------------------------------
    Total Ineligible Inventory - Raw Materials & Supplies
    ----------------------------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------------------------
                                              Inventory - W.I.P.
    ----------------------------------------------------------------------------------------------------------------
    Work In Process
    ----------------------------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------------------------
    Other:____________________________________________
    ----------------------------------------------------------------------------------------------------------------
    Other:____________________________________________
    ----------------------------------------------------------------------------------------------------------------
    ----------------------------------------------------------------------------------------------------------------
    Total Ineligible Inventory - W.I.P.
    ----------------------------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------------------------
                                          Inventory - Finished Goods
    ----------------------------------------------------------------------------------------------------------------
    Inventory on Consignment
    ----------------------------------------------------------------------------------------------------------------
    Packaging Material
    ----------------------------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------------------------
    Other:____________________________________________
    ----------------------------------------------------------------------------------------------------------------
    Other:____________________________________________
    ----------------------------------------------------------------------------------------------------------------
    ----------------------------------------------------------------------------------------------------------------
    Total Ineligible Inventory - Finished Goods
    ----------------------------------------------------------------------------------------------------------------





Firstar Bank, N.A.
Inventory Detail Report
                                                                    Report No.
                                                                                                             As of:
-----------------------------------------------------------------------------------------------------------------------------------
          Location Address
   (name, street, city, state, zip)          Raw Materials                 WIP                 Finished Goods            Total
===================================================================================================================================
--------------------------------------------------------------------------------------------

----------------------------------------

----------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------

----------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------

----------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------

----------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------

----------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------

----------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------

----------------------------------------

===================================================================================================================================



Total                              $     -

-----------------------------------------------------------------------------------------------------------------------------------

Borrower hereby certifies to the truthfulness and accuracy of this report, any attached reports, and the amounts and statements set forth herein.

                        Borrower
                                -----------------------------------------------
                        By
                                -----------------------------------------------
                        Its
                                -----------------------------------------------

                                    EXHIBIT C

                              REVOLVING CREDIT NOTE

$14,000,000.00                                             St. Louis, Missouri
                                                           July ___, 2002

         FOR VALUE RECEIVED, on the last day of the Revolving Credit Period, the undersigned, FEATHERLITE, INC., a Minnesota corporation ("Borrower"), hereby promises to pay to the order of U.S. BANK NATIONAL ASSOCIATION ("Lender"), the principal sum of Fourteen Million Dollars ($14,000,000.00), or such lesser sum as may then constitute the aggregate unpaid principal amount of all Revolving Credit Loans made by Lender to Borrower pursuant to the Loan Agreement. The aggregate principal amount of Revolving Credit Loans which Lender shall be committed to have outstanding under this Note at any one time shall not exceed Fourteen Million Dollars ($14,000,000.00), which amount may be borrowed, paid, reborrowed and repaid, in whole or in part, subject to the terms and conditions of this Note and of the Loan Agreement.

         Borrower further promises to pay to the order of Lender interest on each Revolving Credit Loan under this Note at the rate or rates and on the dates set forth in the Loan Agreement.

         All payments received by Lender under this Note shall be allocated among the principal, interest, fees, collection costs and expenses and other amounts due under this Note in such order and manner as Lender shall elect. The amount of interest accruing under this Note shall be computed on an actual day, 360-day year basis.

         All payments of principal, interest, fees and other amounts under this Note shall be made in lawful currency of the United States in Federal or other immediately available funds at such place as Lender may from time to time designate in writing.

         Lender shall record in its books and records the date and amount of each Revolving Credit Loan made by it to Borrower and the date and amount of each payment of principal and/or interest made by Borrower with respect thereto; provided, however, that the obligation of Borrower to repay each Revolving Credit Loan made by Lender to Borrower under this Note shall be absolute and unconditional, notwithstanding any failure of Lender to make any such recordation or any mistake by Lender in connection with any such recordation. The books and records of Lender showing the account between Lender and Borrower shall be admissible in evidence in any action or proceeding and shall constitute prima facie proof of the items therein set forth.

         Borrower shall have the right to make prepayments on this Note upon the terms and subject to the conditions contained in the Loan Agreement.

         This Note is the Revolving Credit Note referred to in, and is subject to the terms of, that certain Amended and Restated Loan Agreement dated as of the date hereof by and between Borrower and Lender, as the same may from time to time be amended, modified, extended, renewed or restated (the "Loan Agreement"). The Loan Agreement, among other things, contains provisions for acceleration of the maturity of this Note upon the occurrence of certain stated events and also for prepayments on account of the principal of this Note and interest on this Note prior to the maturity of this Note upon the terms and conditions specified therein. All capitalized terms used and not otherwise defined in this Note shall have the respective meanings ascribed to them in the Loan Agreement.

         This Note is secured by, among other things, the Security Documents, to which Security Documents reference is hereby made for a description of the security and a statement of the terms and conditions upon which this Note is secured.

         If any Event of Default shall occur under or within the meaning of the Loan Agreement, then Lender's obligation to make additional Revolving Credit Loans under this Note may be terminated in the manner and with the effect as provided in the Loan Agreement and the entire outstanding principal balance of this Note and all accrued and unpaid interest thereon may be declared to be immediately due and payable in the manner and with the effect as provided in the Loan Agreement.

         In the event that any payment of any principal, interest, fees or other amount due under this Note is not paid when due, whether by reason of demand, maturity, acceleration or otherwise, and this Note is placed in the hands of an attorney or attorneys for collection or for foreclosure of the Security Documents, or if this Note is placed in the hands of an attorney or attorneys for representation of Lender in connection with bankruptcy or insolvency proceedings relating to or affecting this Note, Borrower hereby promises to pay to the order of Lender, in addition to all other amounts otherwise due on, under or in respect of this Note, the costs and expenses of such collection, foreclosure and representation, including, without limitation, reasonable attorneys' fees and expenses (whether or not litigation shall be commenced in aid thereof). All parties hereto severally waive presentment for payment, demand for payment, protest, notice of protest and notice of dishonor.

         This Note shall be governed by and construed in accordance with the substantive laws of the State of Missouri (without reference to conflict of law principles).


                                   FEATHERLITE, INC.


                                   By
                                   --------------------------------------------
                                   Title:
                                   --------------------------------------------

                                   EXHIBIT D-1

                       EQUIPMENT TERM LOAN PROMISSORY NOTE

$2,000,000.00                                               St. Louis, Missouri
                                                            July ___, 2002

         FOR VALUE RECEIVED, the undersigned, FEATHERLITE, INC., a Minnesota corporation ("Borrower"), hereby promises to pay to the order of U.S. BANK NATIONAL ASSOCIATION ("Lender"), the principal sum of Two Million Dollars ($2,000,000.00) in thirty-four (34) consecutive monthly installments as follows: thirty-three (33) equal consecutive monthly installments in the amount of $33,333.33 each, due and payable on the first (1st) day of each month commencing September 1, 2002, with the thirty-fourth (34th) and final installment in the amount of the then outstanding and unpaid principal balance of the Term Loan due and payable on June 30, 2005.

         Borrower further promises to pay to the order of Lender interest on the unpaid principal balance from time to time outstanding under this Note at the rate or rates and on the dates set forth in the Loan Agreement.

         All payments received by Lender under this Note shall be allocated among the principal, interest, fees, collection costs and expenses and other amounts due under this Note in such order and manner as Lender shall elect. The amount of interest accruing under this Note shall be computed on an actual day, 360-day year basis.

         All payments of principal, interest, fees and other amounts under this Note shall be made in lawful currency of the United States in Federal or other immediately available funds at such place as Lender may from time to time designate in writing.

         Borrower shall have the right to make prepayments on this Note upon the terms and subject to the conditions contained in the Loan Agreement.

         This Note is the Equipment Term Loan Note referred to in, and is subject to the terms of, that certain Amended and Restated Loan Agreement dated as of the date hereof by and between Borrower and Lender, as the same may from time to time be amended, modified, extended, renewed or restated (the "Loan Agreement"). The Loan Agreement, among other things, contains provisions for acceleration of the maturity of this Note upon the occurrence of certain stated events and also for prepayments on account of the principal of this Note and interest on this Note prior to the maturity of this Note upon the terms and conditions specified therein. All capitalized terms used and not otherwise defined in this Note shall have the respective meanings ascribed to them in the Loan Agreement.

         This Note is secured by, among other things, the Security Documents, to which Security Documents reference is hereby made for a description of the security and a statement of the terms and conditions upon which this Note is secured.

         If any Event of Default shall occur under or within the meaning of the Loan Agreement, then the entire outstanding principal balance of this Note and all accrued and unpaid interest thereon may be declared to be immediately due and payable in the manner and with the effect as provided in the Loan Agreement.

         In the event that any payment of any principal, interest, fees or other amount due under this Note is not paid when due, whether by reason of demand, maturity, acceleration or otherwise, and this Note is placed in the hands of an attorney or attorneys for collection or for foreclosure of the Security Documents, or if this Note is placed in the hands of an attorney or attorneys for representation of Lender in connection with bankruptcy or insolvency proceedings relating to or affecting this Note, Borrower hereby promises to pay to the order of Lender, in addition to all other amounts otherwise due on, under or in respect of this Note, the costs and expenses of such collection, foreclosure and representation, including, without limitation, reasonable attorneys' fees and expenses (whether or not litigation shall be commenced in aid thereof). All parties hereto severally waive presentment for payment, demand for payment, notice of dishonor, protest and notice of protest.

         This Note shall be governed by and construed in accordance with the substantive laws of the State of Missouri (without reference to conflict of law principles).

         The Equipment Term Loan evidenced by this Note constitutes, in part, a refinancing of the principal balance outstanding under (i) that certain Installment Note dated as of September 24, 1998 in the original principal amount of $3,000,000.00, and (ii) that certain Installment Note (Future Equipment Acquisitions) dated as of September 24, 1998 in the original principal amount of $2,000,000.00. All interest accrued on such prior promissory notes that remains unpaid as of the date hereof shall continue to be due and owing to Lender until paid.

                                   FEATHERLITE, INC.


                                   By
                                   --------------------------------------------
                                   Title:
                                   --------------------------------------------

                                   EXHIBIT D-2

                      REAL ESTATE TERM LOAN PROMISSORY NOTE

$5,200,000.00                                               St. Louis, Missouri
                                                            July ___, 2002

         FOR VALUE RECEIVED, the undersigned, FEATHERLITE, INC., a Minnesota corporation ("Borrower"), hereby promises to pay to the order of U.S. BANK NATIONAL ASSOCIATION ("Lender"), the principal sum of Five Million Two Hundred Thousand ($5,200,000.00) in thirty-four (34) consecutive monthly installments as follows: thirty-three (33) equal consecutive monthly installments in the amount of $86,666.67 each, due and payable on the first (1st) day of each month commencing September 1, 2002, with the thirty-fourth (34th) and final installment in the amount of the then outstanding and unpaid principal balance of the Term Loan due and payable on June 30, 2005.

         Borrower further promises to pay to the order of Lender interest on the unpaid principal balance from time to time outstanding under this Note at the rate or rates and on the dates set forth in the Loan Agreement.

         All payments received by Lender under this Note shall be allocated among the principal, interest, fees, collection costs and expenses and other amounts due under this Note in such order and manner as Lender shall elect. The amount of interest accruing under this Note shall be computed on an actual day, 360-day year basis.

         All payments of principal, interest, fees and other amounts under this Note shall be made in lawful currency of the United States in Federal or other immediately available funds at such place as Lender may from time to time designate in writing.

         Borrower shall have the right to make prepayments on this Note upon the terms and subject to the conditions contained in the Loan Agreement.

         This Note is the Real Estate Term Loan Note referred to in, and is subject to the terms of, that certain Amended and Restated Loan Agreement dated as of the date hereof by and between Borrower and Lender, as the same may from time to time be amended, modified, extended, renewed or restated (the "Loan Agreement"). The Loan Agreement, among other things, contains provisions for acceleration of the maturity of this Note upon the occurrence of certain stated events and also for prepayments on account of the principal of this Note and interest on this Note prior to the maturity of this Note upon the terms and conditions specified therein. All capitalized terms used and not otherwise defined in this Note shall have the respective meanings ascribed to them in the Loan Agreement.

         This Note is secured by, among other things, the Security Documents, to which Security Documents reference is hereby made for a description of the security and a statement of the terms and conditions upon which this Note is secured.

         If any Event of Default shall occur under or within the meaning of the Loan Agreement, then the entire outstanding principal balance of this Note and all accrued and unpaid interest thereon may be declared to be immediately due and payable in the manner and with the effect as provided in the Loan Agreement.

         In the event that any payment of any principal, interest, fees or other amount due under this Note is not paid when due, whether by reason of demand, maturity, acceleration or otherwise, and this Note is placed in the hands of an attorney or attorneys for collection or for foreclosure of the Security Documents, or if this Note is placed in the hands of an attorney or attorneys for representation of Lender in connection with bankruptcy or insolvency proceedings relating to or affecting this Note, Borrower hereby promises to pay to the order of Lender, in addition to all other amounts otherwise due on, under or in respect of this Note, the costs and expenses of such collection, foreclosure and representation, including, without limitation, reasonable attorneys' fees and expenses (whether or not litigation shall be commenced in aid thereof). All parties hereto severally waive presentment for payment, demand for payment, notice of dishonor, protest and notice of protest.

         This Note shall be governed by and construed in accordance with the substantive laws of the State of Missouri (without reference to conflict of law principles).

         This Real Estate Term Loan evidenced by this Note constitutes, in part, a refinancing of the principal balance outstanding under (i) that certain Installment Note dated as of September 24, 1998 in the original principal amount of $5,000,000.00, and (ii) that certain Installment Note dated as of April 13, 1999 in the original principal amount of $1,000,000.00. All interest accrued on such prior promissory notes that remains unpaid as of the date hereof shall continue to be due and owing to Lender until paid.

                                   FEATHERLITE, INC.


                                   By
                                   --------------------------------------------
                                   Title:
                                   --------------------------------------------

                                   EXHIBIT D-3

                         CAPEX TERM LOAN PROMISSORY NOTE

$2,000,000.00                                               St. Louis, Missouri
                                                            July ___, 2002

         FOR VALUE RECEIVED, the undersigned, FEATHERLITE, INC., a Minnesota corporation ("Borrower"), hereby promises to pay to the order of U.S. BANK NATIONAL ASSOCIATION ("Lender"), the principal sum of Two Million Dollars ($2,000,000.00), or such lesser sum as may then constitute the aggregate unpaid principal amount of all Capex Term Loans made by Lender to Borrower pursuant to the Loan Agreement, in monthly installments in such amounts and payable on such dates as are provided in the Loan Agreement hereinafter referred to.

         Borrower further promises to pay to the order of Lender interest on the unpaid principal balance from time to time outstanding under this Note at the rate or rates and on the dates set forth in the Loan Agreement.

         All payments received by Lender under this Note shall be allocated among the principal, interest, fees, collection costs and expenses and other amounts due under this Note in such order and manner as Lender shall elect. The amount of interest accruing under this Note shall be computed on an actual day, 360-day year basis.

         All payments of principal, interest, fees and other amounts under this Note shall be made in lawful currency of the United States in Federal or other immediately available funds at such place as Lender may from time to time designate in writing.

         Borrower shall have the right to make prepayments on this Note upon the terms and subject to the conditions contained in the Loan Agreement.

         This Note is the Capex Term Loan Note referred to in, and is subject to the terms of, that certain Amended and Restated Loan Agreement dated as of the date hereof by and between Borrower and Lender, as the same may from time to time be amended, modified, extended, renewed or restated (the "Loan Agreement"). The Loan Agreement, among other things, contains provisions for acceleration of the maturity of this Note upon the occurrence of certain stated events and also for prepayments on account of the principal of this Note and interest on this Note prior to the maturity of this Note upon the terms and conditions specified therein. All capitalized terms used and not otherwise defined in this Note shall have the respective meanings ascribed to them in the Loan Agreement.

         This Note may be funded in multiple advances from time to time until June 30, 2005, in accordance with the terms of the Loan Agreement; provided, however, that the maximum aggregate principal amount of all advances under this Note shall not exceed $2,000,000.00. No principal repaid during the term of this Note may be reborrowed. Lender shall record in its books and records the date and amount of all advances hereunder and all payments of principal and interest under this Note. Lender's books and records showing the account between Lender and Borrower shall be admissible in evidence in any action or proceeding and shall constitute prima facie proof of the items therein set forth.

         This Note is secured by, among other things, the Security Documents, to which Security Documents reference is hereby made for a description of the security and a statement of the terms and conditions upon which this Note is secured.

         If any Event of Default shall occur under or within the meaning of the Loan Agreement, then the entire outstanding principal balance of this Note and all accrued and unpaid interest thereon may be declared to be immediately due and payable in the manner and with the effect as provided in the Loan Agreement.

         In the event that any payment of any principal, interest, fees or other amount due under this Note is not paid when due, whether by reason of demand, maturity, acceleration or otherwise, and this Note is placed in the hands of an attorney or attorneys for collection or for foreclosure of the Security Documents, or if this Note is placed in the hands of an attorney or attorneys for representation of Lender in connection with bankruptcy or insolvency proceedings relating to or affecting this Note, Borrower hereby promises to pay to the order of Lender, in addition to all other amounts otherwise due on, under or in respect of this Note, the costs and expenses of such collection, foreclosure and representation, including, without limitation, reasonable attorneys' fees and expenses (whether or not litigation shall be commenced in aid thereof). All parties hereto severally waive presentment for payment, demand for payment, notice of dishonor, protest and notice of protest.

         This Note shall be governed by and construed in accordance with the substantive laws of the State of Missouri (without reference to conflict of law principles).

                                   FEATHERLITE, INC.


                                   By
                                   --------------------------------------------
                                   Title:
                                   --------------------------------------------

                                    EXHIBIT E


                                     [Date]

U.S. Bank National Association
--------------------------------------------
--------------------------------------------
Attention:
           ---------------------------------


Ladies and Gentlemen:

         Reference is hereby made to that certain Amended and Restated Loan Agreement dated as of ____ , 2002, by and between FEATHERLITE, INC., a Minnesota corporation ("Borrower") and U.S. Bank National Association ("Lender"), as the same may from time to time be amended, modified, extended, renewed or restated (the "Loan Agreement"). All capitalized terms used and not otherwise defined herein (including all capitalized terms used in Schedule 1 attached hereto) shall have the respective meanings ascribed to them in the Loan Agreement.

          Borrower hereby certifies to Lender that as of the date hereof:

         (a) except as set forth below, all of the representations and warranties made by Borrower and/or any other Obligor in the Loan Agreement and/or in any other Transaction Document are true and correct in all material respects on and as of the date of this Certificate as if made on and as of the date of this Certificate:

Exceptions:
           --------------------------------------------------------------------
           --------------------------------------------------------------------

         (b) except as set forth below, no Default or Event of Default has occurred and is continuing:

Exceptions:
           --------------------------------------------------------------------
           --------------------------------------------------------------------

         (c) the financial statements of Borrower [and its Subsidiaries] delivered to you with this letter are true, correct and complete in all material respects and have been prepared in accordance with GAAP (subject, in the case of any interim financial statements, to normal year-end adjustments and absence of footnote disclosures); and

         (d) Schedule 1 to this letter is a determination of Borrower's compliance with the financial covenants set forth in Section 5.01(o) of the Loan Agreement as of_________ , _______, in each case calculated in accordance with the Loan Agreement.

                                   Very truly yours,

                                   FEATHERLITE, INC.


                                   By
                                   --------------------------------------------
                                   Title:
                                   --------------------------------------------

                                   SCHEDULE 1

                         Financial Covenant Information
                          as of,_________________